MAY 31, 2001


ANNUAL REPORT


INVESCO COMBINATION STOCK & BOND FUNDS, INC.


BALANCED FUND
EQUITY INCOME FUND
TOTAL RETURN FUND


"IF THE LAST 14 MONTHS OR SO HAVE TAUGHT INVESTORS ANYTHING, IT'S THAT THERE ARE OPPORTUNITIES IN EVERY MARKET AND ECONOMIC ENVIRONMENT."

SEE PAGE 12



[INVESCO ICON] INVESCO FUNDS(R)

A Member of the AMVESCAP Group

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

A NEW MILLENNIUM, A TIME-TESTED INVESTMENT STRATEGY

FELLOW SHAREHOLDER:

In stark contrast to the raging bull market that prevailed during the last decade of the 20th century, economic conditions thus far in the new millennium have demanded fortitude. As a result, many investors who had previously been questioning the relevance of traditional investment principles in the New Economy are now preaching a "back to basics" approach. Bonds have experienced something of a renaissance. Money market and value-oriented funds have seen strong inflows. And while no one doubts that technology will continue to play an important role in our economy, other sectors have emerged to offer compelling returns on the heels of tech's waning dominance.

As long-term investors know, sudden shifts like this are to be expected. Of course, no one enjoys watching the market go down. Yet, in a way, the past year's volatility has vindicated those investors who have steadfastly resisted the urge to chase performance. Indeed, it's served as a reminder that the simple mix of diversification and time can be one of the most effective investment strategies.

INVESCO's Combination Stock & Bond Funds were designed with this common-sense strategy in mind, and during the year ended May 31, 2001, they provided the balance shareholders expected of them. Although the three funds comprising the group -- Balanced Fund, Equity Income Fund and Total Return Fund -- were certainly affected by the challenging market conditions, they all outperformed the S&P 500 Index. (Of course, past performance does not guarantee future results.) This relatively solid showing was the result of the funds' diversification in different asset classes and market segments within their equity and fixed-income allocations.

Each of the funds employs a unique approach, and therefore the returns and management tactics vary. You may be a shareholder in only one of our combination funds, but I encourage you to read through this entire annual report and consider the potential advantages of each product in light of your long-term financial goals.

No doubt more surprises in the market lie ahead. Many investors are hopeful that the Federal Reserve's aggressive interest rate cuts will spur a rally, while others believe that weakening corporate earnings will continue to pose problems. Additional factors that could come into play include tax cuts, higher energy prices, inflation concerns, and investor psychology. Although we will continue to monitor these and other market drivers with our customary vigilance, we believe that maintaining our focus on diverse securities will truly determine our combination funds' performance going forward.

Thank you for your continued confidence in INVESCO Funds.

Sincerely,

/s/ Mark H. Williamson
----------------------
Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

"OUR ABILITY TO PRESERVE CAPITAL DURING ONE OF THE MOST CHALLENGING EQUITY MARKETS IN HISTORY IS A REFLECTION OF THE PORTFOLIO'S BROAD ECONOMIC DIVERSIFICATION AND OUR VALUE-ORIENTED STOCK SELECTION."
-PAGE 9

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN........................1

FUND REPORTS....................................3

AN INTERVIEW WITH CHARLIE MAYER................11

MARKET HEADLINES...............................13

INVESTMENT HOLDINGS............................15

FINANCIAL STATEMENTS...........................32

NOTES TO FINANCIAL STATEMENTS..................43

FINANCIAL HIGHLIGHTS...........................50

                             INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                                           TOTAL RETURN
                                      PERIODS ENDED 5/31/01*

                                                                                                   Manager's
                                            Cumulative                          10 years+ or         Report
   Fund (Inception)                           6 months     1 year    5 years+   Since Inception**    Page #
---------------------------------------------------------------------------------------------------------------
  Balanced Fund - Investor Class (12/93)       (2.92%)     (3.65%)    10.84%       13.89%**+            3

  Balanced Fund - Class C (2/00)^              (3.22%)     (4.25%)      N/A        (3.65%)**+           3

  Balanced Fund - Class K (12/00)                N/A         N/A        N/A        (7.25%)**            3

  Balanced Fund - Institutional Class (7/00)   (2.83%)       N/A        N/A        (6.59%)**            3

  Equity Income Fund - Investor Class (2/60)    1.75%      (0.45%)    12.75%       12.70%               6

  Equity Income Fund - Class C (2/00)^          1.30%      (1.22%)      N/A         4.12%**+            6

  Equity Income Fund - Class K (12/00)           N/A         N/A        N/A        (3.68%)**            6

  Total Return Fund - Investor Class (9/87)     5.07%       1.08%      8.40%       10.67%               9

  Total Return Fund - Class C (2/00)^           4.03%      (1.78%)      N/A         1.95%**+            9

* PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

+ AVERAGE ANNUALIZED

**FOR FUNDS INTRODUCED MORE RECENTLY.

^ EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

BALANCED FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

Although the Federal Reserve shifted from a tightening cycle to a more investor-friendly easing phase in 2001, the past year ended May 31, 2001, was characterized by difficult market conditions, particularly for growth stocks. A barrage of earnings disappointments from a number of high-profile companies -- brought on by concerns over a slowing economy and weakening corporate earnings -- exerted pressure on growth names, even some of the most stalwart. Unfortunately, what began as a decline in the technology sector deepened into a more broad-based downturn by first quarter 2001. In this environment, investors sought out stability, favoring Treasuries and stocks representing sectors deemed more defensive.

--------------------------------------------------------------------------------
                                BALANCED FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                      % of Total Net Assets as of 5/31/01
--------------------------------------------------------------------------------
Citigroup Inc..........................................1.76%
American Home Products.................................1.65%
Bank of New York.......................................1.60%
AOL Time Warner........................................1.58%
Exxon Mobil............................................1.57%
General Electric.......................................1.55%
JP Morgan Chase & Co...................................1.55%
King Pharmaceuticals...................................1.47%
Wells Fargo & Co.......................................1.47%
Microsoft Corp.........................................1.37%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

Indeed, the past year's volatility served as a reminder that diversification is one of the keys to successful long-term investing. And with exposure to different asset classes, the fund was positioned to exemplify this adage. While the S&P 500 Index fell 10.55% for the one-year ended May 31, 2001, the value of Balanced Fund-Investor Class shares dropped 3.65%. The Lehman Government/Credit Bond Index, however, fared significantly better, rising 12.86% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

We were pleased to see the fund perform as designed. Although many of our equity holdings were hampered by the sharp rotation favoring value- over growth-oriented stocks, others bucked this trend -- a tribute to our strategy of investing in all 11 sectors of the S&P 500 Index. Meanwhile, our fixed-income securities also helped minimize losses.

SELECT GROWTH COMPANIES WEATHER THE STORM

Earlier in 2000, we increased the fund's equity exposure to more defensive sectors such as energy, health care, and financial services, after determining that these areas would likely hold their ground better in an uncertain economic environment. Fortunately, this decision proved beneficial as the year progressed.

Two holdings that maintained their equilibrium in spite of the market's woes were Citigroup Inc and Wells Fargo & Co, aided by their strong fundamentals as well as lower interest rates and the consumer drive to refinance mortgages. Meanwhile, the fund's drug companies, including Pfizer Inc and King Pharmaceuticals, provided some stability as investors acknowledged these firms' promising product pipelines and attractive risk/reward profiles.

Unfortunately, some of the fund's technology names were a drag on performance during the period. Sun Microsystems, for example, struggled for most of the period. In late May, the company pre-announced a second-quarter earnings disappointment that subsequently caused many technology shares -- which had enjoyed an April run-up -- to decline even further.

However, some of the fund's technology and telecommunications services holdings rose above market conditions and outperformed the broader growth stock indexes. Microsoft Corp enjoyed strong gains later in the period stemming from the upcoming launch of its home video game console and the introduction of Windows XP, both of which are expected to have a positive impact on the firm's bottom line. And, in the telecommunications services industry, SBC Communications and Verizon Communications both moved slightly higher during the period.

Robust demand for high-growth wireless and digital subscriber line (DSL) services continued even as the economic slowdown detracted from other technology-driven areas.

TREASURY NOTES TAKE THE LIMELIGHT

It was a year during which many fixed-income investments -- largely eschewed by investors during the bull market -- had their day in the sun. Although this trend reversed somewhat in April and early May as the stock market rebounded, all in all, Treasury notes were some of the fund's top-performing securities during the period. This was attributable to investors' renewed interest in areas less vulnerable to market turbulence. Conversely, corporate bonds lagged, hampered by the same cloudy earnings outlook that impeded the progress of many growth stocks.

Going forward, we will continue to leverage the fund's ability to diversify among stocks and bonds based on market conditions. On the fixed-income side, we will remain focused on credit risk analysis, specifically targeting bonds benefiting from electric utilities deregulation and other special situations that could trigger price appreciation.

LINE GRAPH:  INVESCO BALANCED FUND - INVESTOR CLASS GROWTH OF $10,000(1)


This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Investor Class to the value of a $10,000 investment in the S&P 500
Index and Lehman Government/Credit, assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/93) through 5/30/01.

           INVESCO BALANCED FUND -                          LEHMAN GOVERNMENT/
           INVESTOR CLASS            S&P 500 INDEX          CREDIT

12/93      $10,000                   $10,000                $10,000
5/94       $10,262                   $10,024                $9,631
5/95       $11,929                   $12,045                $10,749
5/96       $15,854                   $15,467                $11,190
5/97       $18,264                   $20,020                $12,074
5/98       $23,381                   $26,158                $13,460
5/99       $25,618                   $31,660                $14,006
5/00       $27,530                   $34,974                $14,274
5/01       $26,525                   $31,285                $16,110

LINE GRAPH:  INVESCO BALANCED FUND - CLASS C GROWTH OF $10,000(1),(3)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Class C to the value of a $10,000 investment in the S&P 500 Index and Lehman Government/Credit, assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 5/30/01.

          INVESCO BALANCED FUND -                           LEHMAN GOVERNMENT/
          CLASS C                    S&P 500 INDEX          CREDIT

2/00      $10,000                    $10,000                $10,000
5/00      $9,954                     $10,429                $10,086
5/01      $9,530                     $9,329                 $11,383



FUND MANAGEMENT

[PHOTOGRAPH OF PETER M. LOVELL OMITTED]

PETER M. LOVELL
BALANCED FUND (EQUITY)

VICE PRESIDENT PETER M. LOVELL IS LEAD MANAGER OF THE EQUITY PORTION OF THE FUND. PETE EARNED HIS BA DEGREE AT COLORADO STATE UNIVERSITY AND HIS MBA FROM REGIS UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1992, AND HAS MANAGED THIS FUND SINCE 1998.

[PHOTOGRAPH OF CHARLES P. MAYER OMITTED]

CHARLES P. MAYER
BALANCED FUND (EQUITY)

SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE AND FIXED-INCOME INVESTMENTS CHARLES
P. MAYER CO-MANAGES THE EQUITY SIDE OF THE FUND. AN INDUSTRY VETERAN WITH MORE THAN 30 YEARS OF PROFESSIONAL EXPERIENCE, CHARLIE EARNED AN MBA FROM ST. JOHN'S UNIVERSITY AND A BA FROM ST. PETER'S COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1969.


(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, AND THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE LONG-TERM FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

(3) EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

[PHOTOGRAPH OF JERRY PAUL OMITTED]

JERRY PAUL, CFA, CPA
BALANCED FUND
(FIXED-INCOME)

SENIOR VICE PRESIDENT JERRY PAUL SERVES AS CO-PORTFOLIO MANAGER OF THE FUND, CONCENTRATING ON FIXED-INCOME SECURITIES. JERRY BEGAN HIS INVESTMENT CAREER IN 1976. HE EARNED AN MBA FROM THE UNIVERSITY OF NORTHERN IOWA AND A BBA FROM THE UNIVERSITY OF IOWA. BEFORE JOINING INVESCO FUNDS GROUP, HE WORKED FOR STEIN, ROE & FARNHAM INC., AS WELL AS QUIXOTE INVESTMENT MANAGEMENT. HE IS A CHARTERED FINANCIAL ANALYST AND CERTIFIED PUBLIC ACCOUNTANT.

Meanwhile, it appears that we can expect more of the erratic behavior that has defined equity markets of late as investors weigh the possibility of a second-half recovery against the uncertainty surrounding corporate earnings. However, our overall outlook is positive. In fact, we feel that any future volatility will allow us to selectively increase our exposure to market-leading companies at attractive prices. Our hope is that, by year-end, we will look back and marvel at the tremendous values at which we were able to add high-quality growth names to the portfolio.

 PIE CHART:   BALANCED FUND
              SECTOR BREAKDOWN
              AS OF 5/31/01
              [PIE CHART]

              % OF TOTAL NET ASSETS

              U.S. Government..........................17.41%
              Finance..................................11.61%
              Utilities................................11.14%
              Health Care..............................10.86%
              Consumer Cyclicals....................... 9.24%
              Communication Services....................8.74%
              Technology................................8.57%
              Consumer Staples..........................5.36%
              Energy....................................5.10%
              Basic Materials...........................3.56%
              Capital Goods.............................3.45%
              Transportation............................0.95%
              Net Cash & Cash Equivalents...............4.01%

LINE GRAPH:  INVESCO BALANCED FUND - CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(2) and Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 5/30/01.

          INVESCO BALANCED FUND -                           LEHMAN GOVERNMENT/
          CLASS K                    S&P 500 INDEX(2)       CREDIT Bond Index(2)

12/00     $10,000                    $10,000                $10,000
5/01      $9,275                     $9,563                 $10,301

LINE GRAPH:  INVESCO BALANCED FUND -  INSTITUTIONAL CLASS  GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Institutional Class to the value of a $10,000 investment in the S&P 500 Index(2) and Lehman Government/Credit Bond Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (7/00) through 5/30/01.

          INVESCO BALANCED FUND -                           LEHMAN GOVERNMENT/
          INSTITUTIONAL CLASS        S&P 500 INDEX(2)       CREDIT BOND INDEX(2)

7/00      $10,000                    $10,000                $10,000
5/01      $9,341                     $8,730                 $11,060

EQUITY INCOME FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past year has been turbulent for equity and fixed-income markets as an economic transition undermined investor confidence and increased volatility. The market's behavior has once again demonstrated the value of a diversified portfolio, as energy and utility stocks, along with bonds -- three areas that underperformed in the late 1990s -- ranked among the few bright spots during the last 12 months. Other sectors that performed well included financial services, transportation and health care. Conversely, technology and telecommunications stocks, the market's darlings in 1998 and 1999, sold-off sharply as deteriorating business fundamentals prompted most investors to regard them as expensive.

For the year ended May 31, 2001, the value of Equity Income Fund-Investor Class shares declined by 0.45%. This compares favorably to the performance of the S&P 500 Index, which dropped 10.55% during the same period. The fund's fixed-income position helped cushion the fund's performance during a difficult equity market. However, the fund lagged the 12.86% gain of the Lehman Government/Credit Bond Index. (Of course, past performance is not a guarantee of future results.)(4),(5)

DIVERSIFICATION CONTINUES TO PAY OFF

We were encouraged that the fund performed as it was designed to, losing less than one percent in one of the most challenging markets in history. The fund's ability to minimize downside risk has resulted from our individual stock selection that balances each investment's potential risks against its potential for reward, as well as the fund's diversification across all 11 sectors of the S&P 500 Index.

Making solid contributions to the fund's showing were its pharmaceutical companies, including American Home Products and Merck & Co. Drug stocks are often perceived as defensive investments because their revenues are fairly predictable and somewhat recession-proof. Consequently, when economic fears amplified investor uncertainty last fall, investors turned to companies capable of increasing their revenues and earnings in the face of a downturn in consumer spending or corporate expenditures. In addition, many of our drug stocks have exciting product pipelines and competent sales forces, two elements that are keys to enduring success.

--------------------------------------------------------------------------------
                               EQUITY INCOME FUND
                          TOP 10 COMMON STOCK HOLDINGS
                      % of Total Net Assets as of 5/31/01
--------------------------------------------------------------------------------
Bank of New York....................................4.23%
JP Morgan Chase & Co................................3.81%
General Electric....................................2.85%
Stilwell Financial..................................2.74%
Exxon Mobil.........................................2.36%
Citigroup Inc.......................................2.32%
John Hancock Financial Services.....................2.16%
American Home Products..............................2.15%
Merck & Co..........................................2.12%
Allmerica Financial.................................2.01%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

ENERGY STOCKS SURGE

The fund's energy holdings, such as Duke Energy and Exxon Mobil, also performed well. Duke benefited from soaring natural gas prices, but its long-term prospects remain bright considering that the supply-demand imbalance gripping California will likely become worse until more capacity is added. Duke is positioned to capitalize on this trend. Exxon Mobil, which is one of the world's leading integrated oil companies, benefited from relatively stable oil prices. The company has also started to reap the benefits of capital expenditures made during the past few years, as well as cost synergies realized from the merger between Exxon and Mobil that formed the company in 1998.

As investors weighed the fall's economic downturn against the promise of a renewed expansion offered by the Federal Reserve's five interest rate cuts, the fund's retail stocks had mixed performance. For example, Target Corp performed well, supported by solid sales growth at its existing store base.

TREASURIES PERFORM WELL

The fund's exposure to fixed-income obligations was generally positive, as the Fed's easing cycle helped issues of most maturities and credit qualities. The fund's Treasury holdings, in particular, helped performance as volatile equity markets and lower interest rates resulted in these securities recording returns that ranked among the financial market's best.

Going forward, we have begun to see signs that the economy and equity markets have stabilized. Regardless, we remain convinced that the portfolio's diversification, coupled with our company-by-company approach to stock selection, will help the fund weather almost any economic environment or market sentiment.

PIE CHART:   EQUITY INCOME FUND
             SECTOR BREAKDOWN
             AS OF 5/31/01
             [PIE CHART]

             % OF TOTAL NET ASSETS

             Finance..................................24.77%
             Consumer Cyclicals.......................10.22%
             Energy...................................10.06%
             Health Care...............................8.66%
             Consumer Staples..........................8.32%
             Communication Services....................7.76%
             Technology................................7.31%
             Utilities.................................6.34%
             Capital Goods.............................5.08%
             Basic Materials...........................3.90%
             U.S. Government...........................1.65%
             Transportation............................1.23%
             Net Cash & Cash Equivalents...............4.70%

[PHOTOGRAPH OF CHARLES P. MAYER OMITTED]

CHARLES P. MAYER
EQUITY INCOME FUND

SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE AND FIXED-INCOME INVESTMENTS CHARLES
P. MAYER IS RESPONSIBLE FOR THE EQUITY SIDE OF THE FUND. AN INDUSTRY VETERAN WITH MORE THAN 30 YEARS OF PROFESSIONAL EXPERIENCE, CHARLIE EARNED AN MBA FROM ST. JOHN'S UNIVERSITY AND A BA FROM ST. PETER'S COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1969 AND HAS MANAGED THE FUND SINCE 1993. PREVIOUSLY, CHARLIE WAS WITH WESTINGTON PENSION INVESTMENT CORP.

[PHOTOGRAPH OF JERRY PAUL OMITTED]

JERRY PAUL, CFA, CPA
EQUITY INCOME FUND
(FIXED INCOME)

SENIOR VICE PRESIDENT JERRY PAUL SERVES AS CO-PORTFOLIO MANAGER OF THE FUND, CONCENTRATING ON FIXED-INCOME SECURITIES. JERRY BEGAN HIS INVESTMENT CAREER IN 1976. HE EARNED AN MBA FROM THE UNIVERSITY OF NORTHERN IOWA AND A BBA FROM THE UNIVERSITY OF IOWA. BEFORE JOINING INVESCO FUNDS GROUP, HE WORKED FOR STEIN, ROE & FARNHAM INC., AS WELL AS QUIXOTE INVESTMENT MANAGEMENT. HE IS A CHARTERED FINANCIAL ANALYST AND CERTIFIED PUBLIC ACCOUNTANT.

(4) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(5) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, AND THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE LONG-TERM FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

(6) EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

LINE GRAPH:  INVESCO EQUITY INCOME FUND - INVESTOR CLASS GROWTH OF $10,000(4)

This line graph compares the value of a $10,000 investment in INVESCO Equity Income Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(5) and Lehman Government/Credit Bond Index(5), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 5/30/01.

           INVESCO EQUITY INCOME FUND -                     LEHMAN GOVERNMENT/
           INVESTOR CLASS            S&P 500 INDEX(5)       CREDIT BOND INDEX(5)

5/91       $10,000                   $10,000                $10,000
5/92       $11,629                   $10,983                $11,240
5/93       $12,929                   $12,256                $12,618
5/94       $13,753                   $12,777                $12,745
5/95       $15,282                   $15,353                $14,225
5/96       $18,142                   $19,714                $14,808
5/97       $22,162                   $25,518                $15,978
5/98       $27,411                   $33,342                $17,813
5/99       $30,623                   $40,354                $18,536
5/00       $33,212                   $44,579                $18,890
5/01       $33,062                   $39,876                $21,319

LINE GRAPH:  INVESCO EQUITY INCOME FUND -  CLASS C GROWTH OF $10,000(4),(6)

This line graph compares the value of a $10,000 investment in INVESCO Equity Income Fund - Class C to the value of a $10,000 investment in the S&P 500
Index and Lehman Government/Credit, assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 5/30/01.

           INVESCO EQUITY INCOME FUND -                     LEHMAN GOVERNMENT/
           CLASS C                   S&P 500 INDEX          CREDIT

2/00       $10,000                   $10,000                $10,000
5/00       $10,666                   $10,429                $10,086
5/01       $10,536                   $9,329                 $11,383

LINE GRAPH:  INVESCO EQUITY INCOME FUND - CLASS K GROWTH OF $10,000(4)

This line graph compares the value of a $10,000 investment in INVESCO Equity Income Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(5) and Lehman Government/Credit Bond Index(5), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 5/30/01.

         INVESCO EQUITY INCOME FUND -                     LEHMAN GOVERNMENT/
         CLASS K                     S&P 500 INDEX(5)       CREDIT BOND INDEX(5)

12/00    $10,000                     $10,000              $10,000
5/01     $9,632                      $9,563               $10,301

"THE FUND'S ABILITY TO MINIMIZE DOWNSIDE RISK HAS RESULTED FROM OUR INDIVIDUAL STOCK SELECTION THAT BALANCES EACH INVESTMENT'S POTENTIAL RISKS AGAINST ITS POTENTIAL FOR REWARD, AS WELL AS THE FUND'S DIVERSIFICATION ACROSS ALL 11 SECTORS OF THE S&P 500 INDEX."

TOTAL RETURN FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past year was a period of economic transition, marked early on by the Federal Reserve raising interest rates, and subsequently, by the central bank lowering interest rates five times during the first five months of 2001. Against this backdrop, financial markets - both equity and fixed-income - have been remarkably volatile. Equities, particularly technology and telecommunications issues, slipped sharply lower. This volatility prompted investors to seek out investments believed to be more stable, and Treasury securities rallied as a result. A handful of stocks also resisted the weakness, especially industries viewed as more defensive, such as pharmaceuticals, energy, consumer staples, and utilities.

--------------------------------------------------------------------------------
                              TOTAL RETURN FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                      % of Total Net Assets as of 5/31/01
--------------------------------------------------------------------------------
Citigroup Inc...............................................3.50%
Exxon Mobil.................................................2.77%
General Electric............................................2.01%
Microsoft Corp..............................................2.00%
FleetBoston Financial.......................................1.96%
SPX Corp....................................................1.74%
Bank of America.............................................1.72%
Verizon Communications......................................1.67%
Chevron Corp................................................1.58%
Royal Dutch Petroleum New York
  Registry 1.25 Gldr Shrs...................................1.51%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

For the year ended May 31, 2001, the value of Total Return Fund-Investor Class shares rose by 1.08%, compared to a 10.55% decline for the S&P 500 Index during the same period, and a 12.86% gain by the Lehman Government/Credit Bond Index. (Of course, past performance is not a guarantee of future results.) (7),(8)

Our ability to preserve capital during one of the most challenging equity markets in history is a reflection of the portfolio's broad economic diversification and our value-oriented stock selection.

DEFENSIVE STOCKS SUPPORT PERFORMANCE

The fund's pharmaceutical stocks, such as Merck & Co., made solid contributions to our results as intense stock market volatility and economic uncertainty prompted investors to seek out companies with relatively stable revenues and profits.

These same trends supported our consumer staples stock, such as tobacco giant Philip Morris and beverage maker Anheuser-Busch Cos - both of which belong to industries whose sales are somewhat immune to fluctuations in consumer spending.

Meanwhile, lower interest rates also benefited several of our financial services holdings. For example, consumer lender Capital One Financial advanced strongly. Because the company borrows at short-term rates and then lends over the long term, sharp declines in short-term rates have a direct, immediate influence on the company's profitability. Another beneficiary of falling interest rates was FleetBoston Financial. Fleet also continues to diversify its menu of services, which should allow it to enjoy solid fundamental progress for several quarters to come.

SOFTNESS IN TECH CONTINUES

The fund's technology holdings were hindered during the period by fears that the moderating economy would temper corporate technology expenditures. However, our relative under-weighting in the sector mitigated the draft on performance. Software giant Microsoft Corp, however, resisted the downturn in tech as investors anticipated that a new Presidential administration would be more accommodating to free enterprise. Further supporting Microsoft's shares was growing investor excitement over the company's upcoming product launches that include a new operating system and a home video console.

VOLATILITY SPURS INVESTORS TO BONDS

In the fund's fixed-income allocation, performance was generally positive. Our highest-quality holdings, such as Treasuries and government agency bonds, advanced in a "flight-to-quality" out of riskier equities. The Fed's consecutive interest rate cuts added fuel to the rally.

We remain optimistic about the chances for economic recovery during the second half of 2001. The Fed's aggressive easing policy will likely begin to stimulate the economy this summer, laying the groundwork for a corporate earnings rebound later in the year. With this in mind, our focus remains on finding companies with sound business fundamentals, led by experienced management teams and trading at prices representing a compelling risk/reward profile. The fund is positioned with its minimum allowed weighting in fixed-income securities, reflecting the analysis of our asset allocation model, which will allow us to participate more fully in a stock market rally should the economy recover.

PIE CHART:   TOTAL RETURN FUND
             SECTOR BREAKDOWN
             AS OF 5/31/01
             [PIE CHART]

             % OF TOTAL NET ASSETS

             Finance..................................24.98%
             U.S. Government..........................24.07%
             Energy....................................6.88%
             Consumer Staples..........................6.46%
             Technology................................5.99%
             Communication Services....................5.45%
             Capital Goods.............................5.28%
             Consumer Cyclicals........................5.18%
             Health Care...............................5.17%
             Basic Materials...........................4.66%
             Transportation............................2.22%
             Utilities.................................1.22%
             Foreign Government........................0.57%
             Net Cash & Cash Equivalents...............1.87%

LINE GRAPH:  INVESCO TOTAL RETURN FUND - INVESTOR CLASS GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(8) and Lehman Government/Credit Bond Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 5/30/01.

           INVESCO TOTAL RETURN FUND -                      LEHMAN GOVERNMENT/
           INVESTOR CLASS            S&P 500 INDEX(8)       CREDIT BOND INDEX(8)

5/91       $10,000                   $10,000                $10,000
5/92       $11,218                   $10,983                $11,240
5/93       $12,519                   $12,256                $12,618
5/94       $13,437                   $12,777                $12,745
5/95       $15,760                   $15,353                $14,225
5/96       $18,417                   $19,714                $14,808
5/97       $22,053                   $25,518                $15,978
5/98       $26,944                   $33,342                $17,813
5/99       $29,731                   $40,354                $18,536
5/00       $27,267                   $44,579                $18,890
5/01       $27,563                   $39,876                $21,319


LINE GRAPH:  INVESCO TOTAL RETURN FUND - CLASS C GROWTH OF $10,000(7),(9)

This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Class C to the value of a $10,000 investment in the S&P 500 Index and Lehman Government/Credit Bond, assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 5/30/01.

           INVESCO TOTAL RETURN FUND -                      LEHMAN GOVERNMENT/
           CLASS C                   S&P 500 INDEX          CREDIT

2/00       $10,000                   $10,000                $10,000
5/00       $10,440                   $10,429                $10,086
5/01       $10,254                   $9,329                 $11,383

FUND MANAGEMENT

[PHOTOGRAPH OF CHARLES P. MAYER OMITTED]

CHARLES P. MAYER
TOTAL RETURN FUND (EQUITY)

SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE AND FIXED-INCOME INVESTMENTS CHARLES
P. MAYER IS RESPONSIBLE FOR THE EQUITY SIDE OF THE FUND. AN INDUSTRY VETERAN WITH MORE THAN 30 YEARS OF PROFESSIONAL EXPERIENCE, CHARLIE EARNED AN MBA FROM ST. JOHN'S UNIVERSITY AND A BA FROM ST. PETER'S COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1969. PREVIOUSLY, CHARLIE WAS WITH WESTINGHOUSE PENSION INVESTMENT CORP.

[PHOTOGRAPH OF RICHARD R. HINDERLIE OMITTED]

RICHARD R. HINDERLIE
TOTAL RETURN FUND
(FIXED-INCOME)

VICE PRESIDENT DICK HINDERLIE SERVES AS CO-PORTFOLIO MANAGER OF THE FUND, CONCENTRATING ON FIXED-INCOME SECURITIES. A FIXED-INCOME MANAGER SINCE 1973, DICK HAS EXTENSIVE EXPERIENCE WITH MORTGAGE-BACKED SECURITIES, U.S. TREASURY, AND MONEY MARKET INVESTMENT GRADE SECURITIES. HE RECEIVED HIS BA IN ECONOMICS FROM PACIFIC LUTHERAN UNIVERSITY AND HIS MBA FROM ARIZONA STATE UNIVERSITY. PRIOR TO JOINING INVESCO FUNDS, DICK WAS WITH BANK WESTERN AND HIS OWN INVESTMENT FIRM.

(7) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(8) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, AND THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE LONG-TERM FIXED-INCOME MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

(9) EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

QUESTIONS & ANSWERS

AN INTERVIEW WITH DIRECTOR OF VALUE AND FIXED-INCOME INVESTMENTS CHARLIE MAYER

[PHOTOGRAPH OF CHARLES P. MAYER OMITTED]

CHARLES P. MAYER IS A SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE AND FIXED-INCOME INVESTMENTS AT INVESCO FUNDS GROUP.

LOOKING FOR LIGHT AT THE END OF THE TUNNEL

CHARLIE, THE LAST 12 MONTHS HAVE SEEN A DRAMATIC REVERSAL IN THE DIRECTION OF EQUITY MARKETS AND THE ECONOMY. WHY HAS THIS HAPPENED?

CHARLIE MAYER: The downward volatility of the past year or so finds its origin in the surging market of the late 1990s. Remember, in the fall of 1998, the Asian financial crisis and the subsequent near-collapse of a prominent hedge fund prompted the Federal Reserve to lower interest rates sharply in a span of weeks. Those rate cuts laid the groundwork for the stock market rally of 1999. However, the excess liquidity and optimism about the potential offered by several new technologies encouraged investors to bid stock prices to levels much higher than justified by prevailing business fundamentals. With stock prices at all-time highs, consumers felt wealthier than they'd ever been before, so they spent accordingly. In turn, this rampant consumerism also allowed corporate America to fund projects that would have otherwise been delayed. Taken together, the free spending of consumers and corporations spurred robust economic growth.

But then the Fed became increasingly worried about inflation and started to raise interest rates. In early 2000, the bull market cracked. The next 12 months saw many stocks lose more than half their value, as all of the circumstances that "justified" these high valuations slowly unwound. With stocks falling, consumers started to rein in their spending, which, in turn, prompted corporations to slow their purchases. These two factors led to a sharp drop in corporate earnings, which gave the bears even more reason to be pessimistic. On top of this, the capital markets dried up, and many companies could not secure the funding required by their business models. The downward spiral continued for all of 2000, and then, in January of this year, the Fed began to lower interest rates in an effort to stave off a recession. Since the beginning of the year, the central bank has cut interest rates by a half-point five times. Today, the Fed remains committed to an easing cycle, as the outlook for the economy remains muddled.

IS THERE ANY LIGHT AT THE END OF THE TUNNEL?

CHARLIE MAYER: Absolutely. In the past, it has usually taken about six months for lower interest rates to stimulate the economy. We're now nearly six months into the easing cycle, so we should begin to see improvement. In fact, we have already started to see signs that the economy and equity markets have stabilized. We believe corporate earnings will bottom in the second quarter, and we will start to see improvement later this year. We must be mindful of world economies, the price of oil, and mideast tensions. That said, we believe some signs of light at the end of the tunnel are appearing.

HOW ARE YOU ADJUSTING YOUR STRATEGY IN THESE UNCERTAIN TIMES?

CHARLIE MAYER: We're not changing our strategy. If the last 14 months or so have taught investors anything, it's that there are opportunities in every market and economic environment. The key is to make sure you maintain exposure to a diverse set of compelling opportunities, because you never know which sector or asset class will garner the market's favor next. With this in mind, we will maintain our diversification across all 11 sectors of the S&P 500 Index, and we'll continue to look for individual opportunities that represent an attractive balance between risk and reward. This strategy worked well during the bear market of the past year, and we believe it will serve our shareholders well regardless of the market's near-term direction.

That said, the slide in equity markets has, according to our estimates, made the risk profile of the market more favorable. The downturn has yielded several attractive opportunities that we deemed too expensive in 1999, but now represent interesting values. In fact, there's no shortage of ideas for our funds -- our "buy lists" are longer than they've been in quite a while.

DO YOU THINK INVESTORS SHOULD SIT TIGHT AND WAIT FOR THE TURNAROUND?

CHARLIE MAYER: I think investors should continually revisit their portfolios to make certain that their investments are consistent with their individual goals and their personal risk tolerance. But I would have said the same thing in December of 1999 on the heels of one of the greatest rallies in history. Investors shouldn't let the short-term gyrations of the market influence their decisions. Instead, they should select investments that are appropriate for their investment time horizon.

"IF THE LAST 14 MONTHS OR SO HAVE TAUGHT INVESTORS ANYTHING, IT'S THAT THERE ARE OPPORTUNITIES IN EVERY MARKET AND ECONOMIC ENVIRONMENT."

MARKET HEADLINES

"THE SILVER LINING IN THE YEAR'S CLOUDS WAS FOUND IN SEGMENTS OF THE MARKET KNOWN FOR THEIR CONSISTENCY."

MARKET OVERVIEW:
JUNE 2000 THROUGH MAY 2001

The unusually sharp market turns that investors have come to view as regular fare for the evening news continued to punctuate the past year, creating an environment in which extremes were the norm. Overall, the U.S. economy slowed significantly on the heels of the euphoria that characterized 1999 and early 2000. Some of the major factors behind the tumult included corporate earnings woes -- particularly for technology-oriented New Economy companies -- the election debacle that preceded the inauguration of new U.S. President George W. Bush, and a highly publicized energy crunch affecting consumers and businesses alike.

Indeed, even the most diehard bulls were forced to acknowledge the presence of the bear in the Nasdaq Composite Index's dramatic freefall, and a mood of uncertainty prevailed throughout the annual period ended May 31, 2001. Fundamentally strong growth companies suffered along with more speculative issues as investors focused almost exclusively on negative news. The semiconductor, telecommunications, and personal computer industries were particularly hard hit, plummeting in the face of softening demand. Many investors were surprised to discover that their favorite names from the '90s could not maintain the hectic pace they'd set during the previous decade.

Meanwhile, talk of a possible economic recession grew louder as the unemployment rate increased, manufacturing activity slid, and inflation worries surfaced. In response, the Fed began laying the groundwork for lowering short-term interest rates in December, and then kicked off 2001 with a surprise half-point cut on January 3. Rates were subsequently lowered four more times in 50-basis-point increments, leading to a rate of 4.00% as of May 15, 2001 -- the lowest level the federal funds rate had reached in nine years.

Although the Fed's actions represented a welcome change for stock investors, the rate cuts were unable to trigger a sustained rebound. We did see growth stocks rocket up in January and April -- both months in which unexpected cuts were announced -- but these gains still left the Nasdaq well below its March 2000 high. Corporate bonds also failed to experience any relief in the face of heightened credit concerns and the resulting loss of liquidity. The high-yield market was particularly vulnerable to these obstacles.

The silver lining in the year's clouds was found in segments of the market known for their consistency. For example, the U.S. Treasury market, generally deemed a safe haven, benefited from investors' flight to stability. It was also aided by the federal government's ongoing buyback of longer maturity Treasury bonds. Meanwhile, in response to the Fed's friendlier stance, the yield curve moved from its inverted state to a more normal positive slope late in 2000, and the curve subsequently steepened as we progressed into 2001.

Fixed-income securities weren't the only standouts. Although Old Economy areas were certainly not immune to the broadening economic slowdown, many companies occupying naturally defensive spaces provided solid overall performance. Energy issues were buoyed during the year by surging demand and high oil and gas prices. We were also pleased to see strong performance from the health care sector, which held up nicely through the economy's decline -- thanks in large part to the resilience of many pharmaceutical companies. Additionally, some financial services stocks became appealing in light of the interest rate reductions.

These areas of strength were admittedly few and far between in recent months. Yet we were encouraged to see signs in April and May suggesting that an improved environment may develop going forward. Historically, it has often taken six to nine months for the market to digest Fed actions -- and the mantra "don't fight the Fed" has been borne out time and time again. Therefore, any positive long-term effects stemming from the easing cycle may still lie ahead. Furthermore, the inventory build-up that plagued so many growth companies throughout much of the year has finally been relieved somewhat by an increase in demand; tax rebates could boost consumer spending later in 2001; and inflation appears to have been held in check thus far.

Of course, in a market as uncertain as this one, economic indicators are just that -- indicators. With this in mind, we continue to keep abreast of the latest developments while focusing on what we do best: conducting bottom-up research in an effort to uncover those investment opportunities that can perform well regardless of where the market turns next.


"HISTORICALLY, IT HAS OFTEN TAKEN SIX TO NINE MONTHS FOR THE MARKET TO DIGEST FED ACTIONS - AND THE MANTRA (DON'T FIGHT THE FED) HAS BEEN BORNE OUT TIME AND TIME AGAIN."

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO Combination Stock & Bond Funds, Inc.
MAY 31, 2001

                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------
BALANCED FUND
65.51   COMMON STOCKS
1.23    ALUMINUM
        Alcoa Inc                                                 350,700       $     15,132,705
================================================================================================
1.03    AUTOMOBILES
        General Motors                                            223,200             12,700,080
================================================================================================
3.04    BANKS -- MONEY CENTER
        JP Morgan Chase & Co                                      391,200             19,227,480
        Wells Fargo & Co                                          387,100             18,224,668
================================================================================================
                                                                                      37,452,148
1.61    BANKS -- REGIONAL
        Bank of New York                                          363,200             19,834,352
================================================================================================
1.23    BIOTECHNOLOGY -- HEALTH CARE
        Genentech Inc(a)                                          302,400             15,135,120
================================================================================================
1.84    BROADCASTING
        EchoStar Communications Class A Shrs(a)                   190,200              5,818,218
        General Motors Class H Shrs(a)                            707,600             16,911,640
================================================================================================
                                                                                    22,729,858
1.14    CHEMICALS
        Dow Chemical                                              392,500             14,055,425
================================================================================================
1.36    COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
        Nokia Corp Sponsored ADR Representing Ord Shrs            575,500             16,827,620
================================================================================================
2.83    COMPUTER SOFTWARE & SERVICES
        Micromuse Inc(a)                                          108,500              4,133,850
        Microsoft Corp(a)                                         245,600             16,990,608
        VERITAS Software(a)                                       206,900             13,707,125
================================================================================================
                                                                                      34,831,583
0.33    COMPUTER SYSTEMS
        Brocade Communications Systems(a)                         105,400              4,110,600
================================================================================================
1.65    COMPUTERS -- HARDWARE
        EMC Corp(a)                                               368,900             11,657,240
        Sun Microsystems(a)                                       526,100              8,664,867
================================================================================================
                                                                                      20,322,107
2.10    ELECTRIC UTILITIES
        Duke Energy                                               366,000             16,733,520
        PPL Corp                                                  152,800              9,123,688
================================================================================================
                                                                                      25,857,208
1.56    ELECTRICAL EQUIPMENT
        General Electric                                          392,800             19,247,200
================================================================================================
1.78    ELECTRONICS -- SEMICONDUCTORS
        Analog Devices(a)                                         246,600             10,986,030


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

         Texas Instruments                                        320,100       $     10,921,812
================================================================================================
                                                                                      21,907,842
1.59    ENTERTAINMENT
        AOL Time Warner(a)                                        375,500             19,612,365
================================================================================================
0.69    EQUIPMENT -- SEMICONDUCTOR
        Applied Materials(a)                                      170,100              8,493,093
================================================================================================
3.14    FINANCIAL -- DIVERSIFIED
        Citigroup Inc                                             426,200             21,842,750
        Stilwell Financial                                        511,700             16,804,228
================================================================================================
                                                                                      38,646,978
0.91    FOODS
        Heinz (HJ) Co                                             259,100             11,221,621
================================================================================================
1.33    GAMING
        Harrah's Entertainment(a)                                 447,800             16,376,046
================================================================================================
9.41    HEALTH CARE DRUGS -- PHARMACEUTICALS
        Abbott Laboratories                                       286,200             14,876,676
        American Home Products                                    323,100             20,452,230
        King Pharmaceuticals(a)                                   361,600             18,289,728
        Merck & Co                                                158,800             11,590,812
        Pfizer Inc                                                366,400             15,714,896
        Pharmacia Corp                                            287,000             13,936,720
        Schering-Plough Corp                                      171,200              7,181,840
        Teva Pharmaceutical Industries Ltd Sponsored
          ADR Representing Ord Shrs                               241,100             13,925,936
================================================================================================
                                                                                     115,968,838
1.00    HOUSEHOLD PRODUCTS
        Colgate-Palmolive Co                                      217,100             12,296,544
================================================================================================
1.18    INSURANCE -- MULTI-LINE
        Allmerica Financial                                       266,900             14,586,085
================================================================================================
2.33    INVESTMENT BANK/BROKER FIRM
        Goldman Sachs Group                                       131,200             12,477,120
        Morgan Stanley Dean Witter & Co                           249,400             16,213,494
================================================================================================
                                                                                      28,690,614
1.92    MANUFACTURING -- DIVERSIFIED
        Corning Inc                                               542,800             10,269,776
        Minnesota Mining & Manufacturing                          113,200             13,423,256
================================================================================================
                                                                                      23,693,032
0.51    METALS MINING
        Phelps Dodge                                              140,000              6,328,000
================================================================================================
1.38    NATURAL GAS
        El Paso                                                   278,800             16,978,920
================================================================================================
1.59    OIL -- INTERNATIONAL INTEGRATED
        Exxon Mobil                                               220,200             19,542,750
================================================================================================
2.11    OIL & GAS -- EXPLORATION & PRODUCTION
        Apache Corp                                               181,800             10,826,190


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

        Unocal Corp                                               392,400       $     15,166,260
================================================================================================
                                                                                      25,992,450
0.99    OIL WELL EQUIPMENT & SERVICES
        Schlumberger Ltd                                          192,700             12,145,881
================================================================================================
1.21    PERSONAL CARE
        Gillette Co                                               516,500             14,942,345
================================================================================================
0.95    RAILROADS
        Norfolk Southern                                          529,800             11,745,666
================================================================================================
1.06    RETAIL -- BUILDING SUPPLIES
        Home Depot                                                264,200             13,022,418
================================================================================================
2.29    RETAIL -- GENERAL MERCHANDISE
        Target Corp                                               368,300             13,921,740
        Wal-Mart Stores                                           275,600             14,262,300
================================================================================================
                                                                                      28,184,040
1.19    RETAIL -- SPECIALTY
        eBay Inc(a)                                               242,200             14,657,944
================================================================================================
0.98    SERVICES -- ADVERTISING & MARKETING
        Omnicom Group                                             129,800             12,081,784
================================================================================================
1.53    TELECOMMUNICATIONS -- CELLULAR & WIRELESS
        Crown Castle International(a)                             501,700              8,328,220
        Nextel Communications Class A Shrs(a)                     659,900             10,505,608
================================================================================================
                                                                                      18,833,828
1.21    TELECOMMUNICATIONS -- LONG DISTANCE
        Qwest Communications International                        404,500             14,861,330
================================================================================================
2.28    TELEPHONE
        SBC Communications                                        325,100             13,995,555
        Verizon Communications                                    257,300             14,112,905
================================================================================================
                                                                                      28,108,460
        TOTAL COMMON STOCKS (Cost $767,874,922)                                      807,154,880
================================================================================================
31.33   FIXED INCOME SECURITIES
15.92   US GOVERNMENT OBLIGATIONS
        US Treasury Notes
          6.750%, 5/15/2005                              $      9,000,000              9,602,577
          6.625%, 5/31/2002                              $      6,500,000              6,676,280
          6.000%, 9/30/2002                              $      9,000,000              9,229,977
          6.000%, 8/15/2004                              $      5,000,000              5,193,900
          6.000%, 8/15/2009                              $      7,500,000              7,797,255
          5.875%, 11/15/2004                             $     19,500,000             20,191,451
          5.750%, 11/15/2005                             $      5,000,000              5,154,950
          5.750%, 8/15/2010                              $     44,500,000             45,464,182
          5.625%, 11/30/2002                             $     17,000,000             17,373,575
          5.625%, 5/15/2008                              $     16,355,000             16,696,149
          5.500%, 5/15/2009                              $      3,000,000              3,026,718
          5.250%, 5/15/2004                              $     19,000,000             19,335,464
          4.000%, 4/30/2003                              $     30,500,000             30,402,309
================================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

          TOTAL US GOVERNMENT OBLIGATIONS
            (Amortized Cost $192,781,801)                                       $    196,144,787
================================================================================================
1.64    US GOVERNMENT AGENCY OBLIGATIONS
        Freddie Mac, Gold, Participation Certificates
          6.500%, 6/1/2011                               $      4,798,927              4,865,514
          6.500%, 9/1/2011                               $      4,469,821              4,531,841
          6.500%, 2/1/2030                               $      4,602,116              4,555,620
        Resolution Funding, Generic Interest Strip
          Zero Coupon, 4/15/2009                         $      9,711,000              6,253,583
================================================================================================
          TOTAL US GOVERNMENT AGENCY OBLIGATIONS
            (Amortized Cost $19,430,167)                                              20,206,558
================================================================================================
13.77   CORPORATE BONDS
0.22    CABLE
        Continental Cablevision, Sr Deb,
          9.500%, 8/1/2013                               $      2,500,000              2,750,997
================================================================================================
0.06    CHEMICALS
        Equistar Chemicals LP, Deb, 7.550%, 2/15/2026    $      1,000,000                740,050
================================================================================================
0.39    CHEMICALS-- SPECIALTY
        Morton International, Deb, 9.250%, 6/1/2020      $      4,187,000              4,834,080
================================================================================================
7.76    ELECTRIC UTILITIES
        Appalachian Power, 1st Mortgage Medium-Term
          Notes, 8.000%, 6/1/2025                        $     2,000,000              1,968,586
        Arizona Public Service,
          1st Mortgage, 8.000%, 2/1/2025                 $     1,500,000              1,464,120
        Cleveland Electric Illuminating, Sr Secured
          Notes, Series D 7.880%, 11/1/2017              $      1,000,000              1,004,973
        Commonwealth Edison, 1st Mortgage
          Series 76, 8.250%, 10/1/2006                   $      1,000,000              1,074,014
          Series 86, 8.375%, 9/15/2022                   $      2,000,000              2,072,198
          Series 88, 8.375%, 2/15/2023                   $      4,000,000              4,143,560
          Series 93, 7.000%, 7/1/2005                    $      2,000,000              2,042,488
        Consumers Energy, 1st & Refunding Mortgage
          7.375%, 9/15/2023                              $      2,500,000              2,325,852
        Duquesne Light
          1st Collateral Trust, 7.550%, 6/15/2025        $      4,000,000              3,817,672
          Secured Medium-Term Notes, Series B
            8.200%, 11/15/2022                           $      1,000,000              1,013,598
        El Paso Electric, 1st Mortgage
          Series D, 8.900%, 2/1/2006                     $      5,500,000              5,917,026
          Series E, 9.400%, 5/1/2011                     $      2,000,000              2,161,962
        Gulf Power, 1st Mortgage, 6.875%, 1/1/2026       $      3,000,000              2,665,002
        Gulf States Utilities, 1st Mortgage, 8.700%,
          4/1/2024                                       $      1,000,000              1,014,895
        Indiana Michigan Power, 1st Mortgage
          Medium-Term Notes, 8.500%, 12/15/2022          $      3,000,000              3,120,552
        Jersey Central Power & Light
          Sr 1st Mortgage Medium-Term Notes, Series C
            7.980%, 2/16/2023                            $      2,000,000              1,922,642
        Metropolitan Edison, 1st Mortgage Medium-Term
          Notes, Series B, 8.150%, 1/30/2023             $      2,000,000              1,971,214
        New York State Electric & Gas, 1st Mortgage
          8.300%, 12/15/2022                             $      1,500,000              1,509,741


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

        Niagara Mohawk Power, 1st Mortgage
          8.750%, 4/1/2022                               $      7,000,000       $      7,324,198
          8.500%, 7/1/2023                               $      3,000,000              3,074,244
          7.750%, 5/15/2006                              $      4,000,000              4,190,300
        Pennsylvania Power, 1st Mortgage, 8.500%,
          7/15/2022                                      $      2,500,000              2,485,583
        Potomac Edison, 1st Mortgage, 7.750%, 5/1/2025   $      4,000,000              3,875,768
        Potomac Electric Power, 1st Mortgage, 8.500%,
          5/15/2027                                      $      2,000,000              2,041,632
        Public Service Electric & Gas, 1st & Refunding
          Mortgage 6.375%, 5/1/2023                      $      1,400,000              1,352,387
        Public Service of New Mexico, Sr Notes
          Series A, 7.100%, 8/1/2005                     $      5,000,000              4,946,490
          Series B, 7.500%, 8/1/2018                     $      5,000,000              4,438,075
        Texas Utilities Electric
          1st Mortgage, 7.375%, 10/1/2025                $      2,350,000              2,207,141
          1st Mortgage & Collateral Trust
           8.750%, 11/1/2023                             $      1,000,000              1,049,870
           8.500%, 8/1/2024                              $      4,116,000              4,262,847
           7.875%, 4/1/2024                              $      4,000,000              3,938,544
        TXU Electric Capital, Gtd Capital Securities
          8.175%, 1/30/2037                              $      3,500,000              3,339,070
        Union Electric, 1st Mortgage
          8.750%, 12/1/2021                              $      3,250,000              3,373,214
          8.250%, 10/15/2022                             $        500,000                511,960
        Wisconsin Electric Power, 1st Mortgage,
          8.375%, 12/1/2026                              $      2,000,000              2,024,904
================================================================================================
                                                                                      95,646,322
0.31    HEALTH CARE -- SERVICES
        Imcera Group, Deb, 7.000%, 12/15/2013            $      3,850,000              3,864,260
================================================================================================
0.42    INSURANCE -- MULTI-LINE
        American General, Notes, 7.500%, 8/11/2010       $      2,250,000              2,399,618
        Equitable Cos, Sr Notes, 9.000%, 12/15/2004      $      2,500,000              2,732,150
================================================================================================
                                                                                       5,131,768
0.08    LODGING -- HOTELS
        Hilton Hotels, Sr Notes, 7.200%, 12/15/2009      $      1,000,000                941,923
================================================================================================
0.15    OIL-- INTERNATIONAL INTEGRATED
        Atlantic Richfield, Deb, 10.875%, 7/15/2005      $      1,500,000              1,780,542
================================================================================================
0.23    OIL & GAS -- EXPLORATION & PRODUCTION
        CMS Panhandle Holding, Sr Notes, 6.500%,
          7/15/2009                                      $      1,000,000                918,428
        Gulf Canada Resources Ltd, Sr Notes,
          8.375%, 11/15/2005                             $      1,750,000              1,892,187
================================================================================================
                                                                                       2,810,615
0.09    OIL & GAS-- REFINING & MARKETING
        Sun Inc, Deb, 9.375%, 6/1/2016                   $      1,000,000              1,084,590
================================================================================================
0.26    PAPER & FOREST PRODUCTS
        Chesapeake Corp, Deb, 7.200%, 3/15/2005          $      3,500,000              3,199,528
================================================================================================
0.68    TELECOMMUNICATIONS -- CELLULAR & WIRELESS
        Clearnet Communications, Sr Discount
          Step-Up Notes Zero Coupon(b), 5/1/2009         $      1,500,000              1,312,500


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

        Rogers Cantel, Sr Secured Deb
          9.750%, 6/1/2016                               $      5,000,000       $      5,050,000
          9.375%, 6/1/2008                               $      2,000,000              2,020,000
================================================================================================
                                                                                       8,382,500
1.33    TELECOMMUNICATIONS -- LONG DISTANCE
        East Holdings Ltd, Sr Deferred Step-Up Notes,
          Series B Zero Coupon(b), 2/1/2007              $      3,000,000              3,070,854
        East Telecom Group PLC, Sr Notes, Series B
          11.875%, 12/1/2008                             $      2,000,000              2,347,058
        GTE Corp, Deb, 7.900%, 2/1/2027                  $      2,250,000              2,222,428
        Sprint Capital, Gtd Notes, 7.625%, 1/30/2011     $      2,000,000              1,991,774
        Teleglobe Inc, Gtd Notes, 7.700%, 7/20/2029      $      7,000,000              6,783,224
================================================================================================
                                                                                      16,415,338
1.79    TELEPHONE
        AT&T Canada, Sr Notes, 7.650%, 9/15/2006         $      2,000,000              1,987,328
        Centel Capital, Deb, 9.000%, 10/15/2019          $      2,500,000              2,591,263
        MetroNet Communications, Sr Discount
          Step-Up Notes Zero Coupon(b), 6/15/2008        $     19,850,000             16,537,531
        US WEST Communications, Notes, 5.650%, 11/1/2004 $      1,000,000                978,007
================================================================================================
                                                                                      22,094,129
          TOTAL CORPORATE BONDS (Amortized Cost
            $173,060,558)                                                            169,676,642
================================================================================================
        TOTAL FIXED INCOME SECURITIES
          (AMORTIZED COST $385,272,526)                                              386,027,987
================================================================================================
3.16    SHORT-TERM INVESTMENTS
2.96    INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money
          Market Reserve Fund 3.871% (Cost $36,408,160)        36,408,160             36,408,160
================================================================================================
0.20    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street dated
          5/31/2001 due 6/1/2001 at 3.950%, repurchased
          at $2,495,274 (Collateralized by US Treasury
          Inflationary Index Bonds, due 4/15/2028 at
          3.625%, value $2,552,644) (Cost $2,495,000)    $      2,495,000              2,495,000
================================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (COST $38,903,160)                                                          38,903,160
================================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
          (Cost $1,192,050,608)
          (Cost for Income Tax Purposes $1,204,965,538)                         $  1,232,086,027
================================================================================================

EQUITY INCOME FUND
85.09   COMMON STOCKS
0.93    ALUMINUM
        Alcoa Inc                                                 880,000       $     37,972,000
================================================================================================
1.74    AUTOMOBILES
        Ford Motor                                              1,398,540             34,054,449
        General Motors                                            650,000             36,985,000
================================================================================================
                                                                                      71,039,449


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

5.49    BANKS -- MONEY CENTER
        JP Morgan Chase & Co                                    3,200,000       $    157,280,000
        Wells Fargo & Co                                        1,415,000             66,618,200
================================================================================================
                                                                                     223,898,200
4.28    BANKS -- REGIONAL
        Bank of New York                                        3,200,000            174,752,000
================================================================================================
1.67    BEVERAGES -- ALCOHOLIC
        Anheuser-Busch Cos                                      1,550,000             68,200,000
================================================================================================
1.97    BROADCASTING
        EchoStar Communications Class A Shrs(a)                   670,000             20,495,300
        General Motors Class H Shrs(a)                          2,500,000             59,750,000
================================================================================================
                                                                                      80,245,300
1.07    CABLE
        AT&T Corp - Liberty Media Group Class A Shrs(a)         2,600,000             43,810,000
================================================================================================
1.05    CHEMICALS
        Dow Chemical                                            1,200,000             42,972,000
================================================================================================
1.15    COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
        Nokia Corp Sponsored ADR Representing Ord Shrs          1,600,000             46,784,000
================================================================================================
1.19    COMPUTER SOFTWARE & SERVICES
        Microsoft Corp(a)                                         700,000             48,426,000
================================================================================================
0.39    COMPUTER SYSTEMS
        Compaq Computer                                         1,000,000             15,990,000
================================================================================================
0.66    COMPUTERS -- NETWORKING
        Cisco Systems(a)                                        1,400,000             26,964,000
================================================================================================
0.59    CONTAINERS -- PAPER
        Temple-Inland Inc                                         450,000             23,899,500
================================================================================================
1.66    ELECTRIC UTILITIES
        Duke Energy                                             1,100,000             50,292,000
        Scottish Power PLC Sponsored ADR
          Representing 4 Ord Shrs                                 600,000             17,370,000
================================================================================================
                                                                                      67,662,000
2.88    ELECTRICAL EQUIPMENT
        General Electric                                        2,400,000            117,600,000
================================================================================================
3.01    ELECTRONICS -- SEMICONDUCTORS
        Analog Devices(a)                                         500,000             22,275,000
        Intel Corp                                              1,300,000             35,113,000
        Maxim Integrated Products(a)                              350,000             17,857,000
        Texas Instruments                                       1,400,000             47,768,000
================================================================================================
                                                                                     123,013,000
0.90    ENTERTAINMENT
        AOL Time Warner(a)                                        700,000             36,561,000
================================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

0.49    EQUIPMENT -- SEMICONDUCTOR
        Applied Materials(a)                                      400,000       $     19,972,000
================================================================================================
5.12    FINANCIAL -- DIVERSIFIED
        Citigroup Inc                                           1,868,300             95,750,375
        Stilwell Financial                                      3,448,000            113,232,320
================================================================================================
                                                                                     208,982,695
3.39    FOODS
        General Mills                                           1,300,000             55,068,000
        Heinz (HJ) Co                                           1,000,000             43,310,000
        Kellogg Co                                              1,500,000             40,080,000
================================================================================================
                                                                                     138,458,000
1.45    GAMING
        Harrah's Entertainment(a)                               1,000,000             36,570,000
        Park Place Entertainment(a)                             1,800,000             22,464,000
================================================================================================
                                                                                      59,034,000
8.64    HEALTH CARE DRUGS -- PHARMACEUTICALS
        American Home Products                                  1,400,000             88,620,000
        Merck & Co                                              1,200,000             87,588,000
        Pfizer Inc                                              1,925,000             82,563,250
        Pharmacia Corp                                          1,235,600             60,000,736
        Schering-Plough Corp                                      800,000             33,560,000
================================================================================================
                                                                                     352,331,986
3.44    INSURANCE -- LIFE & HEALTH
        John Hancock Financial Services                         2,255,100             89,324,511
        MetLife Inc                                             1,600,000             50,960,000
================================================================================================
                                                                                     140,284,511
2.04    INSURANCE -- MULTI-LINE
        Allmerica Financial                                     1,521,818             83,167,354
================================================================================================
1.90    INVESTMENT BANK/BROKER FIRM
        Lehman Brothers Holdings                                  450,000             32,224,500
        Morgan Stanley Dean Witter & Co                           700,000             45,507,000
================================================================================================
                                                                                      77,731,500
2.21    MANUFACTURING -- DIVERSIFIED
        Illinois Tool Works                                       713,200             48,825,672
        Minnesota Mining & Manufacturing                          350,000             41,503,000
================================================================================================
                                                                                      90,328,672
0.55    METALS MINING
        Phelps Dodge                                              494,000             22,328,800
================================================================================================
5.33    OIL -- INTERNATIONAL INTEGRATED
        BP PLC Sponsored ADR Representing 6 Ord Shrs            1,100,000             58,729,000
        Exxon Mobil                                             1,100,000             97,625,000
        Royal Dutch Petroleum New York
          Registry 1.25 Gldr Shrs                               1,000,000             60,980,000
================================================================================================
                                                                                     217,334,000
2.64    OIL & GAS -- EXPLORATION & PRODUCTION
        Apache Corp                                               900,000             53,595,000


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

        Unocal Corp                                             1,400,000       $     54,110,000
================================================================================================
                                                                                     107,705,000
1.70    OIL WELL EQUIPMENT & SERVICES
        Schlumberger Ltd                                        1,100,000             69,333,000
================================================================================================
0.83    PAPER & FOREST PRODUCTS
        Bowater Inc                                               700,000             33,740,000
================================================================================================
1.42    PERSONAL CARE
        Gillette Co                                             2,000,000             57,860,000
================================================================================================
1.18    PUBLISHING
        McGraw-Hill Cos                                           750,000             48,105,000
================================================================================================
1.24    RAILROADS
        Kansas City Southern Industries                           950,000             15,285,500
        Norfolk Southern                                        1,600,000             35,472,000
================================================================================================
                                                                                      50,757,500
0.50    REAL ESTATE INVESTMENT TRUST
        Equity Office Properties Trust                            700,000             20,370,000
================================================================================================
2.98    RETAIL -- GENERAL MERCHANDISE
        Target Corp                                             1,850,000             69,930,000
        Wal-Mart Stores                                         1,000,000             51,750,000
================================================================================================
                                                                                     121,680,000
1.43    SAVINGS & LOAN COMPANIES
        Charter One Financial                                   1,933,914             58,500,899
================================================================================================
1.14    SERVICES -- ADVERTISING & MARKETING
        Omnicom Group                                             500,000             46,540,000
================================================================================================
0.41    TELECOMMUNICATIONS -- CELLULAR & WIRELESS
        Crown Castle International(a)                           1,000,000             16,600,000
================================================================================================
1.25    TELECOMMUNICATIONS -- LONG DISTANCE
        Qwest Communications International                      1,383,456             50,828,173
================================================================================================
3.18    TELEPHONE
        BellSouth Corp                                            500,000             20,615,000
        SBC Communications                                      1,429,700             61,548,585
        Verizon Communications                                    870,000             47,719,500
================================================================================================
                                                                                     129,883,085
        TOTAL COMMON STOCKS (COST $2,360,426,297)                                  3,471,644,624
================================================================================================
11.39   FIXED INCOME SECURITIES
1.67    US GOVERNMENT OBLIGATIONS
        US Treasury Notes
          6.750%, 5/15/2005                              $      7,000,000              7,468,671
          6.000%, 8/15/2009                              $     10,000,000             10,396,340
          5.750%, 11/15/2005                             $     12,000,000             12,371,880
          5.750%, 8/15/2010                              $     37,250,000             38,057,096
================================================================================================
          TOTAL US GOVERNMENT OBLIGATIONS
            (Amortized Cost $67,993,945)                                              68,293,987
================================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

9.72    CORPORATE BONDS
0.55    BROADCASTING
        Chancellor Media of Los Angeles
          Gtd Sr Sub Notes, Series B
           8.750%, 6/15/2007                             $      3,000,000       $      3,131,250
           8.125%, 12/15/2007                            $     18,565,000             19,121,950
================================================================================================
                                                                                      22,253,200
0.11    BUILDING MATERIALS
        USG Corp, Sr Notes, 8.500%, 8/1/2005             $      5,893,000              4,439,008
================================================================================================
0.03    COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
        Metromedia Fiber Network, Sr Notes, Series B
          10.000%, 12/15/2009                            $      2,000,000              1,120,000
================================================================================================
0.48    COMPUTERS -- NETWORKING
        Juniper Networks, Conv Deb, 4.750%, 3/15/2007    $     26,660,000             19,695,075
================================================================================================
4.76    ELECTRIC UTILITIES
        Appalachian Power, 1st Mortgage Medium-Term
          Notes, 8.000%, 6/1/2025                        $      3,000,000              2,952,879
        Cleveland Electric Illuminating
          1st Mortgage, Series B, 9.500%, 5/15/2005      $     16,000,000             16,533,056
          1st Mortgage, Series E, 9.000%, 7/1/2023       $      2,150,000              2,209,069
          Sr Secured Notes, Series D, 7.880%, 11/1/2017  $      8,745,000              8,788,489
        Commonwealth Edison, 1st Mortgage
          Series 81, 8.625%, 2/1/2022                    $     15,000,000             15,696,675
          Series 88, 8.375%, 2/15/2023                   $      1,425,000              1,476,143
        Consumers Energy, 1st & Refunding Mortgage
          7.375%, 9/15/2023                              $     10,700,000              9,954,649
        Duquesne Light
          1st Collateral Trust, 7.550%, 6/15/2025        $      4,100,000              3,913,114
          Secured Medium-Term Notes, Series B
            8.200%, 11/15/2022                           $      4,000,000              4,054,392
        El Paso Electric, 1st Mortgage
          Series C, 8.250%, 2/1/2003                     $      4,500,000              4,667,440
          Series D, 8.900%, 2/1/2006                     $     11,590,000             12,468,789
        Gulf States Utilities, 1st Mortgage,
          8.700%, 4/1/2024                               $      5,700,000              5,784,901
        Indiana Michigan Power, 1st Mortgage
          Medium-Term Notes, 8.500%, 12/15/2022          $      3,400,000              3,536,626
        Jersey Central Power & Light
          Sr 1st Mortgage Medium-Term Notes, Series C
          7.980%, 2/16/2023                              $     10,000,000              9,613,210
        New York State Electric & Gas, 1st Mortgage
          8.300%, 12/15/2022                             $      8,250,000              8,303,575
        Niagara Mohawk Power, 1st Mortgage
          8.750%, 4/1/2022                               $      3,012,000              3,151,498
          8.500%, 7/1/2023                               $      6,201,000              6,354,462
        Pennsylvania Power, 1st Mortgage, 8.500%,
          7/15/2022                                      $      2,000,000              1,988,466
        Potomac Edison, 1st Mortgage
          8.000%, 12/1/2022                              $      6,000,000              5,927,220
          8.000%, 6/1/2024                               $      7,250,000              7,174,745
        Public Service of New Mexico, Sr Notes, Series A
          7.100%, 8/1/2005                               $     18,675,000             18,475,140
        Texas Utilities Electric


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

        1st Mortgage
          7.375%, 10/1/2025                              $      2,915,000       $      2,737,794
        1st Mortgage & Collateral Trust
          8.750%, 11/1/2023                              $      4,150,000              4,356,960
          8.500%, 8/1/2024                               $      5,000,000              5,178,385
          7.875%, 4/1/2024                               $      4,085,000              4,022,238
        TXU Electric Capital, Gtd Capital Securities
          8.175%, 1/30/2037                              $     17,000,000             16,218,340
        Union Electric, 1st Mortgage, 8.750%, 12/1/2021  $      4,600,000              4,774,395
        Western Resources, Sr Notes, 6.875%, 8/1/2004    $      4,000,000              3,862,948
================================================================================================
                                                                                     194,175,598
0.05    ELECTRICAL EQUIPMENT
        Alpine Group, Gtd Secured Notes, Series B(d)
          12.250%, 7/15/2003                             $      4,249,000              2,124,500
================================================================================================
0.13    HEALTH CARE -- SERVICES
        FHP International, Sr Notes, 7.000%, 9/15/2003   $      2,845,000              2,289,406
        Imcera Group, Deb, 7.000%, 12/15/2013            $      3,000,000              3,011,112
================================================================================================
                                                                                       5,300,518
0.71    INSURANCE -- MULTI-LINE
        American General, Notes, 7.500%, 8/11/2010       $      8,000,000              8,531,976
        Equitable Cos, Sr Notes, 9.000%, 12/15/2004      $     18,610,000             20,338,125
================================================================================================
                                                                                      28,870,101
0.28    LODGING -- HOTELS
        Hilton Hotels, Sr Notes, 7.200%, 12/15/2009      $     12,270,000             11,557,395
================================================================================================
0.26    OIL -- INTERNATIONAL INTEGRATED
        Atlantic Richfield, Deb, 10.875%, 7/15/2005      $      9,030,000             10,718,863
================================================================================================
0.25    OIL & GAS-- EXPLORATION & PRODUCTION
        CMS Panhandle Holding, Sr Notes,
          7.000%, 7/15/2029                              $      6,000,000              5,052,048
        Gulf Canada Resources Ltd, Sr Notes,
          8.250%, 3/15/2017                              $     5,000,000              5,387,500
================================================================================================
                                                                                      10,439,548
0.16    SAVINGS & LOAN COMPANIES
        Sovereign Bancorp, Medium-Term Notes,
          8.000%, 3/15/2003                              $      6,500,000              6,423,774
================================================================================================
0.24    TELECOMMUNICATIONS -- CELLULAR & WIRELESS
        Nextel Communications, Sr Notes(c),
          9.500%, 2/1/2011                               $      2,000,000              1,615,000
        Rogers Cantel, Sr Secured Deb, 9.750%, 6/1/2016  $      8,000,000              8,080,000
================================================================================================
                                                                                       9,695,000
0.54    TELECOMMUNICATIONS -- LONG DISTANCE
        Allegiance Telecom, Sr Discount Step-Up Notes
          Series B, Zero Coupon(b), 2/15/2008            $      4,000,000              2,480,000
        Global Crossing Holdings Ltd, Sr Notes(c)
          8.700%, 8/1/2007                               $     16,000,000             14,320,000
        Level 3 Communications, Sr Discount Step-Up Notes
          Zero Coupon(b), 12/1/2008                      $      5,400,000              2,160,000
        Sprint Capital, Gtd Notes, 7.625%, 1/30/2011     $      3,000,000              2,987,661
================================================================================================
                                                                                      21,947,661


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

1.17    TELEPHONE
        Centel Capital, Deb, 9.000%, 10/15/2019          $      5,000,000       $      5,182,525
        Frontier Corp, Notes, 7.250%, 5/15/2004          $      4,000,000              3,763,968
        GTE Corp, Deb, 7.900%, 2/1/2027                  $      3,000,000              2,963,238
        Intermedia Communications, Sr Notes, Series B
          8.600%, 6/1/2008                               $      3,440,000              3,379,800
        McLeodUSA Inc, Sr Notes, 11.500%, 5/1/2009       $      2,000,000              1,470,000
        MetroNet Communications, Sr Discount Step-Up Notes
          Zero Coupon(b)
            11/1/2007                                    $      8,250,000              7,609,718
            6/15/2008                                    $     21,500,000             17,912,188
        NEXTLINK Communications, Sr Notes,
         9.625%, 10/1/2007                               $      5,425,000              2,278,500
        NEXTLINK Communications LLC/NEXTLINK Capital
          Sr Notes, 12.500%, 4/15/2006                   $      6,050,000              3,085,500
================================================================================================
                                                                                      47,645,437
          TOTAL CORPORATE BONDS (Amortized Cost $425,735,630)                        396,405,678
================================================================================================
        TOTAL FIXED INCOME SECURITIES
          (AMORTIZED COST $493,729,575)                                              464,699,665
================================================================================================
3.52    SHORT-TERM INVESTMENTS
1.72    COMMERCIAL PAPER
0.86    BANKS -- MONEY CENTER
        UBS Finance, Discount Notes, 4.180%, 6/1/2001    $     35,000,000             35,000,000
================================================================================================
0.86    CONSUMER FINANCE
        American Express Credit, 4.080%, 6/4/2001        $     35,000,000             35,000,000
================================================================================================
          TOTAL COMMERCIAL PAPER (Amortized Cost
            $70,000,000)                                                              70,000,000
================================================================================================
1.64    INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund 3.871% (Cost $66,970,113)               66,970,113             66,970,113
================================================================================================
0.16    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 5/31/2001 due 6/1/2001 at 3.950%,
          repurchased at $6,491,712 (Collateralized by
          US Treasury Inflationary Index Bonds, due
          4/15/2028 at 3.625%, value $6,638,001) (Cost
          $6,491,000)                                    $      6,491,000              6,491,000
=================================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (AMORTIZED COST $143,461,113)                                              143,461,113
================================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
          (Cost $2,997,616,985)
          (Cost for Income Tax Purposes $3,006,150,332)                         $  4,079,805,402
================================================================================================

TOTAL RETURN FUND
67.89   COMMON STOCKS
0.88    AIRLINES
        Continental Airlines Class B Shrs(a)                      260,000       $     12,784,200
================================================================================================
1.06    ALUMINUM
        Alcoa Inc                                                 359,400             15,508,110
================================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

1.27    AUTOMOBILES
        Ford Motor                                                410,271       $      9,990,099
        General Motors                                            150,000              8,535,000
================================================================================================
                                                                                      18,525,099
4.14    BANKS -- MONEY CENTER
        Bank of America                                           423,900             25,116,075
        JP Morgan Chase & Co                                      369,400             18,156,010
        Wells Fargo & Co                                          362,000             17,042,960
================================================================================================
                                                                                      60,315,045
3.05    BANKS -- REGIONAL
        FleetBoston Financial                                     691,100             28,742,849
        Mellon Financial                                          343,400             15,734,588
================================================================================================
                                                                                      44,477,437
1.11    BEVERAGES -- ALCOHOLIC
        Anheuser-Busch Cos                                        367,300             16,161,200
================================================================================================
1.12    BUILDING MATERIALS
        Lowe's Cos                                                235,200             16,353,456
================================================================================================
0.86    CABLE
        Comcast Corp Special Class A Shrs(a)                      306,600             12,558,336
================================================================================================
1.32    CHEMICALS
        Dow Chemical                                              535,200             19,165,512
================================================================================================
0.80    CHEMICALS -- SPECIALTY
        Praxair Inc                                               231,200             11,627,048
================================================================================================
2.00    COMPUTER SOFTWARE & SERVICES
        Microsoft Corp(a)                                         422,200             29,207,796
================================================================================================
0.63    COMPUTER SYSTEMS
        Compaq Computer                                           572,600              9,155,874
================================================================================================
0.84    COMPUTERS -- HARDWARE
        International Business Machines                           110,000             12,298,000
================================================================================================
1.35    CONSUMER FINANCE
        Household International                                   300,000             19,698,000
================================================================================================
0.65    ELECTRIC UTILITIES
        Reliant Energy                                            205,900              9,487,872
================================================================================================
4.36    ELECTRICAL EQUIPMENT
        Emerson Electric                                          127,000              8,599,170
        General Electric                                          600,000             29,400,000
        SPX Corp(a)                                               215,000             25,520,500
================================================================================================
                                                                                      63,519,670
2.21    ELECTRONICS -- SEMICONDUCTORS
        Intel Corp                                                625,900             16,905,559
        Texas Instruments                                         450,000             15,354,000
================================================================================================
                                                                                      32,259,559
7.16    FINANCIAL -- DIVERSIFIED
        Capital One Financial                                     215,100             14,005,161


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

        Citigroup Inc                                           1,000,000       $     51,250,000
        Fannie Mae                                                139,000             11,459,160
        Freddie Mac                                               170,000             11,254,000
        Stilwell Financial                                        500,000             16,420,000
================================================================================================
                                                                                     104,388,321
5.19    HEALTH CARE DRUGS -- PHARMACEUTICALS
        American Home Products                                    193,000             12,216,900
        Bristol-Myers Squibb                                      264,000             14,319,360
        Merck & Co                                                151,200             11,036,088
        Pfizer Inc                                                344,000             14,754,160
        Pharmacia Corp                                            221,700             10,765,752
        Schering-Plough Corp                                      300,000             12,585,000
================================================================================================
                                                                                      75,677,260
1.31    HOUSEHOLD FURNISHINGS & APPLIANCES
        Whirlpool Corp                                            303,900             19,112,271
================================================================================================
1.28    HOUSEHOLD PRODUCTS
        Procter & Gamble                                          289,900             18,623,176
================================================================================================
1.44    INSURANCE BROKERS
        Marsh & McLennan                                          200,000             20,980,000
================================================================================================
1.82    INSURANCE -- MULTI-LINE
        American International Group                              175,350             14,203,350
        Lincoln National                                          250,000             12,310,000
================================================================================================
                                                                                      26,513,350
1.16    INSURANCE -- PROPERTY & CASUALTY
        MGIC Investment                                           240,900             16,952,133
================================================================================================
1.84    INVESTMENT BANK/BROKER FIRM
        Lehman Brothers Holdings                                  160,000             11,457,600
        Morgan Stanley Dean Witter & Co                           236,300             15,361,863
================================================================================================
                                                                                      26,819,463
0.94    MANUFACTURING -- DIVERSIFIED
        Illinois Tool Works                                       200,600             13,733,076
================================================================================================
0.64    METALS MINING
        Phelps Dodge                                              207,100              9,360,920
================================================================================================
6.90    OIL -- INTERNATIONAL INTEGRATED
        BP PLC Sponsored ADR Representing 6 Ord Shrs              279,300             14,911,827
        Chevron Corp                                              241,200             23,167,260
        Exxon Mobil                                               455,800             40,452,250
        Royal Dutch Petroleum New York Registry
          1.25 Gldr Shrs                                          362,656             22,114,763
================================================================================================
                                                                                     100,646,100
0.86    PAPER & FOREST PRODUCTS
        Bowater Inc                                               260,000             12,532,000
================================================================================================
0.79    RAILROADS
        Union Pacific                                             201,000             11,557,500
================================================================================================
0.54    REAL ESTATE INVESTMENT TRUST
        Equity Office Properties Trust                            270,000              7,857,000


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

1.50    RETAIL -- GENERAL MERCHANDISE
        Target Corp                                               578,000       $     21,848,400
================================================================================================
1.82    TELECOMMUNICATIONS -- LONG DISTANCE
        AT&T Corp                                                 413,063              8,744,544
        Qwest Communications International                        304,465             11,186,044
        Sprint Corp                                               325,600              6,612,936
================================================================================================
                                                                                      26,543,524
3.64    TELEPHONE
        BellSouth Corp                                            200,000              8,246,000
        SBC Communications                                        473,400             20,379,870
        Verizon Communications                                    446,500             24,490,525
================================================================================================
                                                                                      53,116,395
1.41    TOBACCO
        Philip Morris                                             400,000             20,564,000
================================================================================================
        TOTAL COMMON STOCKS (COST $813,740,427)                                      989,927,103
================================================================================================
29.45   FIXED INCOME SECURITIES
6.94    US GOVERNMENT OBLIGATIONS
        US Treasury Bonds
          8.125%, 8/15/2019                              $     10,000,000             12,425,370
          7.625%, 2/15/2025                              $     10,000,000             12,101,030
          7.500%, 11/15/2016                             $     25,000,000             29,095,700
          7.250%, 8/15/2022                              $     15,000,000             17,303,100
        US Treasury Notes
          6.250%, 2/15/2003                              $     14,800,000             15,292,174
          4.000%, 4/30/2003                              $     15,000,000             14,951,955
================================================================================================
          TOTAL US GOVERNMENT OBLIGATIONS
            (Amortized Cost $98,775,205)                                             101,169,329
================================================================================================
14.54   US GOVERNMENT AGENCY OBLIGATIONS
        Fannie Mae
          Benchmark Notes, 5.125%, 2/13/2004             $     37,949,000             38,136,923
          Notes, 5.750%, 4/15/2003                       $     13,390,000             13,685,772
        Freddie Mac
          Gold, Participation Certificates
           6.000%, 5/1/2014                              $     28,860,982             28,798,045
           6.000%, 1/1/2016                              $     28,804,344             28,647,481
           6.000%, 5/1/2016                              $     14,950,272             14,805,733
        Government National Mortgage Association I
          Pass-Through Certificates
           6.500%, 12/15/2028                            $      9,969,476              9,884,283
           6.000%, 7/15/2028                             $      8,800,989              8,547,204
           6.000%, 2/15/2029                             $     27,135,731             26,352,682
           6.000%, 4/15/2029                             $      8,993,603              8,734,077
        Government National Mortgage Association I & II,
          Single Issuer, 6.000%, 1/15/2029               $     35,455,497             34,432,367
================================================================================================
          TOTAL US GOVERNMENT AGENCY OBLIGATIONS
            (Amortized Cost $210,299,176)                                            212,024,567
================================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

1.60    ASSET-BACKED SECURITIES
1.60    CONSUMER FINANCE
        American Express Credit Account Master Trust
          Series 2000-1, Class A, 7.200%, 9/15/2007      $      6,500,000       $      6,859,105
        Discover Card Master Trust I, Series 1998-7
          Class A, 5.600%, 5/15/2006                     $      3,770,000              3,806,068
        MBNA Master Credit Card Trust II, Series 2000-A
          Class A, 7.350%, 7/16/2007                     $     12,000,000             12,703,962
================================================================================================
          TOTAL ASSET-BACKED SECURITIES
            (Amortized Cost $22,274,818)                                              23,369,135
================================================================================================
5.80    CORPORATE BONDS
0.73    BANKS -- REGIONAL
        SunTrust Banks, Sr Notes, 6.250%, 6/1/2008       $     10,850,000             10,596,468
================================================================================================
1.22    BEVERAGES-- ALCOHOLIC
        Anheuser-Busch Cos, Notes, 5.375%, 9/15/2008     $      8,000,000              7,703,056
        Diageo Capital PLC, Gtd Notes, 6.625%, 6/24/2004 $      9,700,000             10,026,861
================================================================================================
                                                                                      17,729,917
1.19    COMMERCIAL FINANCE
        CIT Group, Sr Notes, 7.625%, 8/16/2005           $      6,610,000              6,963,913
        Household Finance, Notes, 7.200%, 7/15/2006      $     10,000,000             10,421,600
================================================================================================
                                                                                      17,385,513
0.60    FINANCIAL -- DIVERSIFIED
        Associates Corp of North America, Sr Notes,
          5.500%, 2/15/2004                              $      8,800,000              8,825,864
================================================================================================
0.61    FOODS
        CPC International, Notes, Series C, 6.150%,
          1/15/2006                                      $      8,800,000              8,886,320
==============================================================================================
0.57    NATURAL GAS
        Enron Corp, Notes, 6.625%, 11/15/2005            $      8,300,000              8,365,944
================================================================================================
0.55    RAILROADS
        Norfolk Southern, Sr Notes, 6.200%, 4/15/2009    $      8,400,000              8,075,827
================================================================================================
0.33    SERVICES -- COMPUTER SYSTEMS
        Electronic Data Systems, Notes, 6.850%,
          10/15/2004                                     $      4,600,000              4,752,849
================================================================================================
          TOTAL CORPORATE BONDS
            (Amortized Cost $84,269,073)                                              84,618,702
================================================================================================
0.57    FOREIGN GOVERNMENT OBLIGATIONS
        Province of Manitoba, Deb, 5.500%, 10/1/2008
        (Amortized Cost $8,506,917)                      $      8,500,000              8,281,210
================================================================================================
        TOTAL FIXED INCOME SECURITIES
          (AMORTIZED COST $424,125,189)                                              429,462,943
================================================================================================
2.66    SHORT-TERM INVESTMENTS
1.11    US GOVERNMENT OBLIGATIONS
        US Treasury Notes, 5.875%, 11/30/2001
          (Amortized Cost $16,024,657)                   $     16,000,000             16,167,744
================================================================================================
0.69    INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund 3.871% (Cost $10,017,287)               10,017,287             10,017,287
================================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
%        DESCRIPTION                                               AMOUNT                  VALUE
------------------------------------------------------------------------------------------------

0.86    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 5/31/2001 due 6/1/2001 at 3.950%,
          repurchased at $12,548,377 (Collateralized
          by US Treasury Inflationary Index Bonds,
          due 4/15/2029 at 3.875%, value $12,828,974)
          (Cost $12,547,000)                             $     12,547,000       $     12,547,000
================================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (AMORTIZED COST $38,588,944)                                                38,732,031
================================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $1,276,454,560)
        (Cost for Income Tax Purposes $1,281,368,421)                           $  1,458,122,077
================================================================================================

(a) Security is non-income producing.
(b) Step-up bonds are obligations which increase the interest rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.
(c) Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.
(d) Security is fair valued and deemed illiquid.

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO Combination Stock & Bond Funds, Inc.
MAY 31, 2001

                                                                                          EQUITY
                                                                 BALANCED                 INCOME
                                                                     FUND                   FUND
------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                             $  1,192,050,608       $  2,997,616,985
================================================================================================
  At Value(a)                                            $  1,232,086,027       $  4,079,805,402
Cash                                                                  365                      0
Receivables:
  Investment Securities Sold                                    8,839,549             32,170,930
  Fund Shares Sold                                              2,030,768              9,310,119
  Dividends and Interest                                        6,017,677             16,553,928
Prepaid Expenses and Other Assets                                  31,246                278,369
================================================================================================
TOTAL ASSETS                                                1,249,005,632          4,138,118,748
================================================================================================
LIABILITIES
Payables:
  Custodian                                                             0                 83,821
  Distributions to Shareholders                                    51,006              1,101,879
  Investment Securities Purchased                               5,004,403              1,663,000
  Fund Shares Repurchased                                         619,592              3,216,225
Accrued Distribution Expenses
  Investor Class                                                  233,168                870,534
  Class C                                                           7,240                  8,526
Accrued Expenses and Other Payables                                40,555                744,899
================================================================================================
TOTAL LIABILITIES                                               5,955,964              7,688,884
================================================================================================
NET ASSETS AT VALUE                                      $  1,243,049,668       $  4,130,429,864
================================================================================================
NET ASSETS
Paid-in Capital(b)                                       $  1,291,564,032       $  2,934,869,106
Accumulated Undistributed (Distributions in Excess of)
   Net Investment Income                                           66,391              (161,007)
Accumulated Undistributed Net Realized Gain (Loss)
  on Investment Securities and Foreign Currency
  Transactions                                               (88,616,174)            113,533,348
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                40,035,419          1,082,188,417
==============================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding    $  1,243,049,668       $  4,130,429,864
================================================================================================
NET ASSETS AT VALUE:
  Institutional Class                                    $    147,040,737                     --
================================================================================================
  Investor Class                                         $  1,087,540,071       $  4,120,025,353
================================================================================================
  Class C                                                $      8,467,932       $     10,403,548
================================================================================================
  Class K                                                $            928       $            963
================================================================================================


STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
INVESCO Combination Stock & Bond Funds, Inc.
MAY 31, 2001

                                                                                          EQUITY
                                                                 BALANCED                 INCOME
                                                                     FUND                   FUND
                                                              (CONTINUED)            (CONTINUED)
------------------------------------------------------------------------------------------------

Shares Outstanding
  Institutional Class                                           9,232,323                     --
  Investor Class                                               67,995,837            296,229,855
  Class C                                                         531,130                755,619
  Class K                                                              58                     70
================================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
  Institutional Class                                    $          15.93                     --
  Investor Class                                         $          15.99       $          13.91
  Class C (excludes applicable contingent
    deferred sales charge)                               $          15.94       $          13.77
  Class K                                                $          15.96       $          13.84
================================================================================================

(a) Investment securities at cost and value at May 31, 2001 include repurchase agreements of $2,495,000 and $6,491,000 for Balanced and Equity Income Funds, respectively.
(b) The Funds have 5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million have been allocated to Balanced Fund and 3 billion to Equity Income Fund: 100 million to Balanced Fund - Institutional Class, 200 million to Balanced Fund - Investor Class, 100 million to Balanced Fund - Class C, 100 million to Balanced Fund - Class K, 1 billion to Equity Income Fund - Investor Class, 1 billion to Equity Income Fund - Class C and 1 billion to Equity Income Fund - Class K.


See Notes to Financial Statements

INVESCO Combination Stock & Bond Funds, Inc.
MAY 31, 2001

                                                                                    TOTAL RETURN
                                                                                            FUND
------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                                    $  1,276,454,560
================================================================================================
  At Value(a)                                                                   $  1,458,122,077
Cash                                                                                          29
Receivables:
  Fund Shares Sold                                                                     2,600,652
  Dividends and Interest                                                               6,570,983
Prepaid Expenses and Other Assets                                                         62,306
================================================================================================
TOTAL ASSETS                                                                       1,467,356,047
================================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                                          121,408
  Fund Shares Repurchased                                                              3,814,636
Accrued Distribution Expenses
  Investor Class                                                                         312,628
  Class C                                                                                    414
Accrued Expenses and Other Payables                                                      229,761
================================================================================================
TOTAL LIABILITIES                                                                      4,478,847
================================================================================================
NET ASSETS AT VALUE                                                             $  1,462,877,200
================================================================================================
NET ASSETS
Paid-in Capital(b)                                                              $  1,257,382,945
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Income                                                                 (79,089)
Accumulated Undistributed Net Realized Gain
  on Investment Securities and Foreign Currency Transactions                          23,905,827
Net Appreciation of Investment Securities                                            181,667,517
================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding                           $  1,462,877,200
================================================================================================
NET ASSETS AT VALUE:
  Investor Class                                                                $  1,462,543,041
================================================================================================
  Class C                                                                       $        334,159
================================================================================================
Shares Outstanding
  Investor Class                                                                      54,669,451
  Class C                                                                                 12,816
================================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                                                $          26.75
  Class C (excludes applicable contingent
    deferred sales charge)                                                      $          26.07
================================================================================================

(a) Investment securities at cost and value at May 31, 2001 includes a repurchase agreement of $12,547,000.
(b) The Funds have 5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to Total Return Fund: 300 million to Investor Class and 300 million to Class C.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO Combination Stock & Bond Funds, Inc.
YEAR ENDED MAY 31, 2001  (NOTE 1)

                                                                                          EQUITY
                                                                 BALANCED                 INCOME
                                                                     FUND                   FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $      6,523,807       $     51,190,042
Dividends from Affiliated Investment Companies                  1,371,531              6,403,688
Interest                                                       25,382,542             47,038,135
  Foreign Taxes Withheld                                         (39,975)              (562,444)
================================================================================================
  TOTAL INCOME                                                 33,237,905            104,069,421
================================================================================================
EXPENSES
Investment Advisory Fees                                        5,821,064             20,672,510
Distribution Expenses
  Investor Class                                                2,418,619             10,707,696
  Class C                                                          61,058                 59,988
  Class K                                                               2                      2
Transfer Agent Fees                                             2,220,979              6,185,815
Administrative Services Fees                                      486,667              1,940,085
Custodian Fees and Expenses                                       101,666                308,853
Directors' Fees and Expenses                                       39,875                171,057
Interest Expenses                                                   8,674                  7,583
Professional Fees and Expenses                                     33,580                 81,630
Registration Fees and Expenses
  Institutional Class                                              51,382                     --
  Investor Class                                                   43,317                 96,203
Reports to Shareholders                                           156,241                964,669
Other Expenses                                                     33,191                123,931
================================================================================================
  TOTAL EXPENSES                                               11,476,315            41,320,022
  Fees and Expenses Absorbed by Investment Adviser              (151,694)                      0
  Fees and Expenses Paid Indirectly                              (63,663)              (307,799)
================================================================================================
    NET EXPENSES                                               11,260,958             41,012,223
================================================================================================
NET INVESTMENT INCOME                                          21,976,947             63,057,198
================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                      (84,568,411)            126,481,567
  Foreign Currency Transactions                                 (291,145)                    968
================================================================================================
    Total Net Realized Gain (Loss)                           (84,859,556)            126,482,535
================================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                       (4,147,000)          (210,121,555)
  Foreign Currency Transactions                                  (13,757)                      0
================================================================================================
    Total Net Depreciation                                    (4,160,757)          (210,121,555)
================================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                          (89,020,313)           (83,639,020)
================================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                        $   (67,043,366)       $   (20,581,822)
================================================================================================

See Notes to Financial Statements

INVESCO Combination Stock & Bond Funds, Inc.
YEAR ENDED MAY 31, 2001

                                                                                    TOTAL RETURN
                                                                                            FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                                       $     21,069,269
Dividends from Affiliated Investment Companies                                           725,929
Interest                                                                              38,435,607
  Foreign Taxes Withheld                                                               (154,479)
================================================================================================
  TOTAL INCOME                                                                        60,076,326
================================================================================================
EXPENSES
Investment Advisory Fees                                                              11,226,542
Distribution Expenses
  Investor Class                                                                       4,624,603
  Class C                                                                                  2,464
Transfer Agent Fees                                                                    6,746,670
Administrative Services Fees                                                             287,513
Custodian Fees and Expenses                                                              169,922
Directors' Fees and Expenses                                                              91,986
Interest Expenses                                                                         98,760
Professional Fees and Expenses                                                            49,596
Registration Fees and Expenses - Investor Class                                           71,174
Reports to Shareholders                                                                  105,912
Other Expenses                                                                            65,156
================================================================================================
  TOTAL EXPENSES                                                                      23,540,298
  Fees and Expenses Paid Indirectly                                                    (112,055)
================================================================================================
    NET EXPENSES                                                                      23,428,243
================================================================================================
NET INVESTMENT INCOME                                                                 36,648,083
================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                                               39,520,199
  Foreign Currency Transactions                                                          (7,302)
================================================================================================
  Total Net Realized Gain                                                             39,512,897
================================================================================================
Change in Net Depreciation of Investment Securities                                 (75,102,599)
================================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                                                 (35,589,702)
================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $      1,058,381
================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
BALANCED FUND

                                                                          YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------
                                                                     2001                   2000
                                                                 (Note 1)               (Note 1)
OPERATIONS
Net Investment Income                                    $     21,976,947       $      9,212,887
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                          (84,859,556)             14,025,924
Change in Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions                (4,160,757)              2,810,436
================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (67,043,366)             26,049,247
================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Institutional Class                                         (2,452,431)                     --
  Investor Class                                             (19,448,766)            (9,223,293)
  Class C                                                        (45,714)               (14,874)
  Class K                                                             (8)                     --
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions - Investor Class                    0           (13,558,734)
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
    Institutional Class                                       (1,242,119)                     --
    Investor Class                                           (14,379,468)                      0
    Class C                                                      (94,239)                      0
================================================================================================
TOTAL DISTRIBUTIONS                                          (37,662,745)           (22,796,901)
================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                                         180,362,699                     --
  Investor Class                                              819,277,065            564,568,608
  Class C                                                      17,171,027              2,190,288
  Class K                                                           1,064                     --
Reinvestment of Distributions
  Institutional Class                                           3,693,068                     --
  Investor Class                                               33,429,550             22,238,962
  Class C                                                         130,410                 13,470
  Class K                                                               8                     --
Net Assets Received from Acquisition
  of Multi-Asset Allocation Fund                                       --             11,140,475
================================================================================================
                                                            1,054,064,891            600,151,803
Amounts Paid for Repurchases of Shares
  Institutional Class                                        (25,500,321)                     --
  Investor Class                                            (317,710,608)          (281,151,607)
  Class C                                                    (10,189,103)                   (25)
  Class K                                                           (64)                      --
================================================================================================
                                                            (353,400,096)          (281,151,632)
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                     700,664,795            319,000,171
================================================================================================
TOTAL INCREASE IN NET ASSETS                                  595,958,684            322,252,517
NET ASSETS
Beginning of Period                                           647,090,984            324,838,467
================================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $66,391 and
  $62,536, respectively)                                 $  1,243,049,668       $    647,090,984
================================================================================================


STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
BALANCED FUND (CONTINUED)

                                                                          YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------
                                                                     2001                   2000
                                                                 (Note 1)               (Note 1)

FUND SHARE TRANSACTIONS
Shares Sold
  Institutional Class                                          10,506,843                     --
  Investor Class                                               46,952,802             32,367,140
  Class C                                                       1,006,626                124,388
  Class K                                                              62                     --
Shares Issued from Reinvestment of Distributions
  Institutional Class                                             223,878                     --
  Investor Class                                                2,001,790              1,289,713
  Class C                                                           7,838                    790
Shares Issued in Connection with Acquisition
  of Multi-Asset Allocation Fund                                       --                669,846
================================================================================================
                                                               60,699,839             34,451,877
Shares Repurchased
  Institutional Class                                         (1,498,398)                     --
  Investor Class                                             (18,494,404)           (16,147,457)
  Class C                                                       (608,510)                    (2)
  Class K                                                             (4)                     --
================================================================================================
                                                             (20,601,316)           (16,147,459)
NET INCREASE IN FUND SHARES                                    40,098,523             18,304,418
================================================================================================

See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
EQUITY INCOME FUND

                                                                          YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------
                                                                     2001                   2000
                                                                 (Note 1)

OPERATIONS
Net Investment Income                                    $     63,057,198       $     71,062,058
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                           126,482,535            479,838,004
Change in Net Depreciation of Investment Securities
  and Foreign Currency Transactions                         (210,121,555)          (178,641,031)
================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        (20,581,822)            372,259,031
================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                             (64,927,980)           (69,779,090)
  Class C                                                        (58,050)                (8,571)
  Class K                                                             (1)                     --
In Excess of Net Investment Income
  Investor Class                                                (161,739)                      0
  Class C                                                           (145)                      0
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
    Investor Class                                          (337,005,328)          (425,205,719)
    Class C                                                     (579,358)                      0
================================================================================================
TOTAL DISTRIBUTIONS                                         (402,732,601)          (494,993,380)
================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                              710,984,476            630,034,525
  Class C                                                      21,679,201              1,405,044
  Class K                                                           1,000                     --
Reinvestment of Distributions
  Investor Class                                              375,212,809            463,515,827
  Class C                                                         579,565                  6,177
  Class K                                                               1                     --
================================================================================================
                                                            1,108,457,052          1,094,961,573
Amounts Paid for Repurchases of Shares
  Investor Class                                            (949,466,303)        (1,410,115,295)
  Class C                                                    (12,373,550)               (21,150)
================================================================================================
                                                            (961,839,853)        (1,410,136,445)
NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                     146,617,199          (315,174,872)
================================================================================================
TOTAL DECREASE IN NET ASSETS                                (276,697,224)          (437,909,221)
NET ASSETS
Beginning of Period                                         4,407,127,088          4,845,036,309
================================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Income of
  ($161,007) and $1,928,833, respectively)               $  4,130,429,864       $  4,407,127,088
================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
EQUITY INCOME FUND (CONTINUED)

                                                                          YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------
                                                                     2001                   2000
                                                                 (Note 1)

FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                               48,315,772             40,038,024
  Class C                                                       1,498,859                 91,497
  Class K                                                              70                     --
Shares Issued from Reinvestment of Distributions
  Investor Class                                               27,078,665             30,526,410
  Class C                                                          42,290                    404
================================================================================================
                                                               76,935,656             70,656,335
Shares Repurchased
  Investor Class                                             (64,256,014)           (91,080,301)
  Class C                                                       (876,094)                (1,336)
================================================================================================
                                                             (65,132,108)           (91,081,637)
NET INCREASE (DECREASE) IN FUND SHARES                         11,803,548           (20,425,302)
================================================================================================

See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
TOTAL RETURN FUND

                                                                          YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------
                                                                     2001                   2000

OPERATIONS
Net Investment Income                                    $     36,648,083       $     78,506,342
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                            39,512,897            128,250,143
Change in Net Depreciation of Investment Securities          (75,102,599)          (511,436,925)
================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           1,058,381          (304,680,440)
================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                             (36,821,892)           (78,481,486)
  Class C                                                           (256)                  (119)
In Excess of Net Investment Income - Investor Class              (24,817)              (166,486)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
    Investor Class                                           (48,209,579)          (116,478,005)
    Class C                                                      (18,941)                      0
================================================================================================
TOTAL DISTRIBUTIONS                                          (85,075,485)          (195,126,096)
================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                              608,115,968          1,117,994,660
  Class C                                                      13,191,425                 10,025
Reinvestment of Distributions
  Investor Class                                               84,093,651            193,345,833
  Class C                                                           1,060                    119
================================================================================================
                                                              705,402,104          1,311,350,637
Amounts Paid for Repurchases of Shares
  Investor Class                                          (1,472,527,387)        (1,903,380,663)
  Class C                                                    (12,889,413)                      0
================================================================================================
                                                          (1,485,416,800)        (1,903,380,663)
NET DECREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                   (780,014,696)          (592,030,026)
================================================================================================
TOTAL DECREASE IN NET ASSETS                                (864,031,800)        (1,091,836,562)
NET ASSETS
Beginning of Period                                         2,326,909,000          3,418,745,562
================================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Income
  of ($79,089) and $174,065, respectively)               $  1,462,877,200      $   2,326,909,000
================================================================================================


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
TOTAL RETURN FUND (CONTINUED)

                                                                          YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------
                                                                     2001                   2000

FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                               22,943,166             36,665,855
  Class C                                                         504,505                    372
Shares Issued from Reinvestment of Distributions
  Investor Class                                                3,230,020              6,755,466
  Class C                                                              42                      4
================================================================================================
                                                               26,677,733             43,421,697
Shares Repurchased
  Investor Class                                             (55,393,903)           (65,130,173)
  Class C                                                       (492,107)                      0
================================================================================================
                                                             (55,886,010)           (65,130,173)
NET DECREASE IN FUND SHARES                                  (29,208,277)           (21,708,476)
================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS INVESCO
Combination Stock & Bond Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Combination Stock & Bond Funds, Inc. is incorporated in Maryland and presently consists of three separate Funds: Balanced Fund, Equity Income Fund and Total Return Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to achieve a high total return on investments through capital appreciation and current income for Balanced and Total Return Funds; and to seek the best possible current income for Equity Income Fund. INVESCO Combination Stock & Bond Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective July 3, 2000, Balanced Fund began offering an additional class of shares, referred to as Institutional Class shares. Effective December 14, 2000, Balanced Fund and Equity Income Fund began offering an additional class of shares, referred to as Class K shares. The Funds offer Investor Class and Class C shares. While Investor Class, Class C and Class K shares are subject to an annual distribution fee of 0.25%, 1.00%, and 0.45%, respectively, of the Fund's annual average net assets attributable to each Class' shares, Institutional shares are not subject to any distribution fees. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

On May 20, 1999, shareholders of the Balanced Fund approved an Agreement and Plan of Reorganization and Termination, in which INVESCO Multiple Asset Funds, Inc.- Multi-Asset Allocation Fund ("Target Fund") merged into Balanced Fund ("Surviving Fund"). Shareholders of the Target Fund became shareholders of the Surviving Fund and received shares of the Surviving Fund equal in dollar value to the then current value of their shares in the Target Fund, effective at the close of business on June 11, 1999.

On June 11, 1999, Balanced Fund acquired all the net assets of the Target Fund pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 669,846 shares of Balanced Fund (valued at $11,140,475) for 989,950 shares outstanding of the Target Fund on June 11, 1999. Target Fund's net assets at that date ($11,140,475), which included $866,856 of unrealized appreciation, were combined with those of Balanced Fund. The aggregate net assets of Balanced Fund and Target Fund immediately before the acquisition were $327,886,557 and $11,140,475, respectively. The net assets of Balanced Fund after the acquisition were $339,027,032.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investment in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended May 31, 2001, the Funds invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Balanced Fund incurred and elected to defer post-October 31 net capital losses of $75,701,244 to the year ended May 31, 2002. Total Return Fund incurred and elected to defer post-October 31 currency losses of $7,279 to the year ended May 31, 2002. To the extent future capital gains and income are offset by capital loss carryovers and post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended May 31, 2001, amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                                                                      QUALIFYING
FUND                                                                  PERCENTAGE
--------------------------------------------------------------------------------
Balanced Fund                                                             23.61%
Equity Income Fund                                                        70.99%
Total Return Fund                                                         51.93%


Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, mortgaged-backed securities, net operating losses and nontaxable dividends.

For the year ended May 31, 2001, the effects of such differences were as follows:

                                                    ACCUMULATED
                                 ACCUMULATED      UNDISTRIBUTED
                               UNDISTRIBUTED       NET REALIZED
                                         NET     GAIN (LOSS) ON
                                  INVESTMENT         INVESTMENT          PAID-IN
FUND                           INCOME (LOSS)         SECURITIES          CAPITAL
--------------------------------------------------------------------------------
Balanced Fund                  $    (26,173)       $     32,344      $   (6,171)
Equity Income Fund                       877              (968)               91
Total Return Fund                   (54,272)             54,272                0


Net investment income, net realized gains (losses) and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Equity Income Fund are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                   AVERAGE NET ASSETS
--------------------------------------------------------------------------------
                                       $700       $2       $4        $6
                    $0 TO  $350 TO  MILLION  BILLION  BILLION   BILLION     OVER
                     $350     $700    TO $2    TO $4    TO $6     TO $8       $8
FUND              MILLION  MILLION  BILLION  BILLION  BILLION   BILLION  BILLION
--------------------------------------------------------------------------------
Balanced Fund       0.60%    0.55%    0.50%    0.45%    0.40%    0.375%    0.35%
Equity Income Fund  0.60%    0.55%    0.50%    0.45%    0.40%    0.375%    0.35%


                                   AVERAGE NET ASSETS
--------------------------------------------------------------------------------
                              $500       $1       $2       $4      $6
                    $0 TO  MILLION  BILLION  BILLION  BILLION  BILLION      OVER
                     $500    TO $1    TO $2    TO $4    TO $6    TO $8        $8
FUND              MILLION  BILLION  BILLION  BILLION  BILLION  BILLION   BILLION
--------------------------------------------------------------------------------
Total Return Fund   0.75%    0.65%    0.50%    0.45%    0.40%   0.375%     0.35%


In accordance with a Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, investment decisions of Total Return Fund were made by ICM. Fees for such sub-advisory services are paid by IFG. Effective December 15, 2000, the sub-advisory agreement with ICM was terminated and such responsibilities were transferred to IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement pursuant to Rule 12b-1 of the Act provides for financing the distribution and shareholder servicing of Class C shares of 1.00% per annum of average daily net assets. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the year/period ended May 31, 2001, amounts paid to the Distributor were as follows:

                                  INVESTOR              CLASS              CLASS
FUND                                 CLASS                  C                  K
--------------------------------------------------------------------------------
Balanced Fund                 $  2,319,036          $  55,475          $       1
Equity Income Fund              10,769,753             52,438                  2
Total Return Fund                4,806,047              2,058                 --


IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045%, 0.045% and 0.015% for Balanced, Equity Income and Total Return Funds, respectively, of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by Balanced Fund for the year ended May 31, 2001.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended May 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                        PURCHASES                      SALES
--------------------------------------------------------------------------------
Balanced Fund                         $ 1,165,695,855            $   631,922,351
Equity Income Fund                      1,403,734,398              1,616,619,818
Total Return Fund                         944,472,744              1,687,677,789

For the year ended May 31, 2001, the aggregate cost of purchases and proceeds from the sales of U.S. Government securities were as follows:

FUND                                        PURCHASES                      SALES
--------------------------------------------------------------------------------
Balanced Fund                         $   160,368,223            $    29,071,525
Equity Income Fund                         68,836,094                 14,393,957
Total Return Fund                         423,853,782                432,219,624


NOTE 4 -- APPRECIATION AND DEPRECIATION. At May 31, 2001, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                     GROSS               GROSS               NET
FUND                            APPRECIATION      DEPRECIATION      APPRECIATION
--------------------------------------------------------------------------------
Balanced Fund                 $  108,210,182    $   81,089,693    $   27,120,489
Equity Income Fund             1,251,280,231       177,625,161     1,073,655,070
Total Return Fund                233,614,912        56,861,256       176,753,656


NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI or ICM.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the year ended May 31, 2001, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                          UNFUNDED
                                           PENSION         ACCRUED       PENSION
FUND                                      EXPENSES   PENSION COSTS     LIABILITY
--------------------------------------------------------------------------------
Balanced Fund                           $   11,857       $       0     $  27,212
Equity Income Fund                          79,623         133,752       620,832
Total Return Fund                           48,057           5,213       203,736


The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended May 31, 2001, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                 REALIZED
                                                                           GAIN (LOSS) ON
                                PURCHASES                  SALES               INVESTMENT       VALUE AT
AFFILIATE               SHARES           COST       SHARES       PROCEEDS      SECURITIES      5/31/2001
--------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund             121,569,561  $ 121,569,561  130,000,271  $ 130,000,271       $       0   $ 66,970,113

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations. No dividend income was received from any other affiliated companies.

NOTE 6 --SECURITY LENDING. The Funds have entered into a securities lending arrangement with the custodian effective April 27, 2001. Under the terms of the agreement, the Funds receive annual income after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund. The Funds bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities lending income is recorded in the Statement of Operations. At May 31, 2001, there were no such securities lending arrangements for any Funds.

NOTE 7 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total assets for temporary or emergency purposes. During the year ended May 31, 2001, Balanced and Total Return Funds borrowed cash at a weighted average rate ranging from 6.31% to 6.32%. During that period, Equity Income and Total Return Funds lent cash at a weighted average rate ranging from 5.61% to 5.62%, respectively. At May 31, 2001, there were no such borrowings and/or lendings for any Fund.

NOTE 8 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the net assets at value of Equity Income Fund and 10% of the net assets at value for Balanced and Total Return Funds. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At May 31, 2001, there were no such borrowings for any Funds.

NOTE 9 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). A 1.00% CDSC is charged by each Fund's Class C shares on redemptions or exchanges of shares held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended May 31, 2001 the Distributor received the following CDSC fees from Class C shareholders:

FUND                                                                    CDSC FEE
--------------------------------------------------------------------------------
Balanced Fund                                                        $     2,384
Equity Income Fund                                                         1,374
Total Return Fund                                                              3

Report of Independent Accountants

To the Board of Directors and Shareholders of INVESCO Combination Stock & Bond Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Balanced Fund, INVESCO Equity Income Fund, and INVESCO Total Return Fund (constituting INVESCO Combination Stock & Bond Funds, Inc., hereafter referred to as the "Fund") at May 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
July 6, 2001

FINANCIAL HIGHLIGHTS

BALANCED FUND -- INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          PERIOD
                                                                                           ENDED
                                                                                          MAY 31
------------------------------------------------------------------------------------------------
                                                                                         2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                          $          17.74
================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                                       0.35
Net Losses on Securities (Both Realized and Unrealized)                                   (1.50)
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                          (1.15)
================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                                        0.41
Distributions from Capital Gains                                                            0.25
================================================================================================
TOTAL DISTRIBUTIONS                                                                         0.66
================================================================================================
Net Asset Value -- End of Period                                                $          15.93
================================================================================================

TOTAL RETURN                                                                          (6.59%)(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                      $        147,041
Ratio of Expenses to Average Net Assets(c)(d)                                           1.01%(e)
Ratio of Net Investment Income to Average Net Assets(d)                                 2.16%(e)
Portfolio Turnover Rate                                                                   67%(f)

(a) From July 3, 2000, since inception of Institutional Class, to May 31, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the period ended May 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19% (annualized) and ratio of net investment income to average net assets would have been 1.98% (annualized).
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended May 31, 2001.

FINANCIAL HIGHLIGHTS

BALANCED FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           PERIOD
                                                                            ENDED
                                                 YEAR ENDED MAY 31         MAY 31             YEAR ENDED JULY 31
---------------------------------------------------------------------------------------------------------------------
                                                  2001          2000      1999(a)        1998        1997        1996
PER SHARE DATA
Net Asset Value -- Beginning of Period     $     17.18   $     16.78 $      15.71 $     15.86 $     13.36 $     12.08
=====================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.34          0.32         0.24        0.33        0.34        0.37
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                (0.95)          0.92         1.73        1.50        3.37        2.12
=====================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (0.61)          1.24         1.97        1.83        3.71        2.49
=====================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.33          0.32         0.24        0.35        0.34        0.37
Distributions from Capital Gains                  0.25          0.52         0.66        1.63        0.87        0.84
=====================================================================================================================
TOTAL DISTRIBUTIONS                               0.58          0.84         0.90        1.98        1.21        1.21
=====================================================================================================================
Net Asset Value -- End of Period           $     15.99   $     17.18 $      16.78 $     15.71 $     15.86 $     13.36
=====================================================================================================================

TOTAL RETURN                                   (3.65%)         7.47%    13.12%(b)      12.90%      29.27%      20.93%

RATIOS
Net Assets -- End of Period ($000 Omitted) $ 1,087,540   $   644,957 $    324,838 $   216,624 $   161,921 $   115,066
Ratio of Expenses to Average
  Net Assets(c)(d)                               1.07%         1.15%     1.21%(e)       1.22%       1.29%       1.29%
Ratio of Net Investment Income to
  Average Net Assets(d)                          2.07%         1.98%     1.94%(e)       2.18%       2.46%       3.03%
Portfolio Turnover Rate                            67%           89%      100%(b)        108%        155%        259%

(a) From August 1, 1998 to May 31, 1999, the Fund's current fiscal year end.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 1997 and 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.34% and 1.29%, respectively, and ratio of net investment income to average net assets would have been 2.41% and 3.03%, respectively.
(e) Annualized

FINANCIAL HIGHLIGHTS

BALANCED FUND -- CLASS C
------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     YEAR                 PERIOD
                                                                    ENDED                  ENDED
                                                                   MAY 31                 MAY 31
------------------------------------------------------------------------------------------------
                                                                     2001                2000(a)
PER SHARE DATA
Net Asset Value  -- Beginning of Period                  $          17.05       $          17.38
================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                0.28                   0.17
Net Losses on Securities (Both Realized and Unrealized)            (0.99)                 (0.25)
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                   (0.71)                 (0.08)
================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                 0.15                   0.25
Distributions from Capital Gains                                     0.25                   0.00
================================================================================================
TOTAL DISTRIBUTIONS                                                  0.40                   0.25
================================================================================================
Net Asset Value -- End of Period                         $          15.94       $          17.05
================================================================================================

TOTAL RETURN(b)                                                   (4.25%)             (0.46%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)               $          8,468       $          2,134
Ratio of Expenses to Average Net Assets(d)                          1.81%               1.77%(e)
Ratio of Net Investment Income to Average Net Assets                1.36%               1.57%(e)
Portfolio Turnover Rate                                               67%                 89%(f)

(a) From February 15, 2000, since inception of Class C, to May 31, 2000.
(b) The applicable CDSC fees are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended May 31, 2000.

FINANCIAL HIGHLIGHTS

BALANCED FUND -- CLASS K
------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          PERIOD
                                                                                           ENDED
                                                                                          MAY 31
------------------------------------------------------------------------------------------------
                                                                                         2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                          $          17.36
================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                                       0.13
Net Losses on Securities (Both Realized and Unrealized)                                   (1.39)
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                          (1.26)
================================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                                                        0.14
================================================================================================
Net Asset Value -- End of Period                                                $          15.96
================================================================================================

TOTAL RETURN                                                                          (7.25%)(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                      $              1
Ratio of Expenses to Average Net Assets(c)(d)                                           1.47%(e)
Ratio of Net Investment Income to Average Net Assets(d)                                 1.65%(e)
Portfolio Turnover Rate                                                                   67%(f)

(a) From December 14, 2000, since inception of Class K, to May 31, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the period ended ended May 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.09% (annualized) and ratio of net investment income to average net assets would have been 0.03% (annualized).
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended May 31, 2001.

FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           PERIOD
                                                                            ENDED
                                                 YEAR ENDED MAY 31         MAY 31             YEAR ENDED JUNE 30
---------------------------------------------------------------------------------------------------------------------
                                                  2001          2000      1999(a)        1998        1997        1996
PER SHARE DATA
Net Asset Value -- Beginning of Period     $     15.45   $     15.85 $      16.18 $     15.31 $     13.21 $     11.92
=====================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.22          0.24         0.30        0.38        0.35        0.41
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                (0.31)          1.05         1.19        2.54        3.05        1.53
=====================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (0.09)          1.29         1.49        2.92        3.40        1.94
=====================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)           0.23          0.24         0.31        0.38        0.35        0.41
Distributions from Capital Gains                  1.22          1.45         1.51        1.67        0.95        0.24
=====================================================================================================================
TOTAL DISTRIBUTIONS                               1.45          1.69         1.82        2.05        1.30        0.65
=====================================================================================================================
Net Asset Value -- End of Period           $     13.91   $     15.45 $      15.85 $     16.18 $     15.31 $     13.21
=====================================================================================================================

TOTAL RETURN                                   (0.45%)         8.46%    10.31%(c)      20.55%      27.33%      16.54%

RATIOS
Net Assets -- End of Period ($000 Omitted) $ 4,120,025   $ 4,405,739 $  4,845,036 $ 5,080,735 $ 4,574,675 $ 4,170,536
Ratio of Expenses to Average Net Assets(d)(e)    0.96%         0.93%     0.90%(f)       0.90%       0.95%       0.93%
Ratio of Net Investment Income
  to Average Net Assets(e)                       1.47%         1.52%     2.10%(f)       2.35%       2.54%       3.17%
Portfolio Turnover Rate                            36%           50%       47%(c)         58%         47%         63%

(a) From July 1, 1998 to May 31, 1999, the Fund's current fiscal year end.
(b) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended May 31, 2001 and for the year ended June 30, 1998.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended May 31, 1999 and for the years ended June 30, 1998, 1997 and 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.91% (annualized), 0.90%, 0.98% and 0.96%, respectively, and ratio of net investment income to average net assets would have been 2.09% (annualized), 2.35%, 2.51% and 3.14%, respectively.
(f) Annualized

FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND -- CLASS C
------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     YEAR                 PERIOD
                                                                    ENDED                  ENDED
                                                                   MAY 31                 MAY 31
------------------------------------------------------------------------------------------------
                                                                     2001                2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                   $          15.32       $          14.55
================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                0.18                   0.12
Net Gains or (Losses) on Securities (Both Realized and Unrealized) (0.38)                   0.84
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                   (0.20)                   0.96
================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)                              0.13                   0.19
Distributions from Capital Gains                                     1.22                   0.00
================================================================================================
TOTAL DISTRIBUTIONS                                                  1.35                   0.19
================================================================================================
Net Asset Value -- End of Period                            $       13.77      $           15.32
================================================================================================

TOTAL RETURN(c)                                                   (1.22%)               6.66%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)               $         10,404       $          1,388
Ratio of Expenses to Average Net Assets(e)                          1.73%               1.67%(f)
Ratio of Net Investment Income to Average Net Assets                0.75%               0.94%(f)
Portfolio Turnover Rate                                               36%                 50%(g)

(a) From February 15, 2000, since inception of Class C, to May 31, 2000.
(b) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended May 31, 2001.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended May 31, 2000.

FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND -- CLASS K
------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          PERIOD
                                                                                           ENDED
                                                                                          MAY 31
------------------------------------------------------------------------------------------------
                                                                                         2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                          $          14.38
================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                                       (0.05)
Net Losses on Securities (Both Realized and Unrealized)                                   (0.48)
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                          (0.53)
================================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                                                        0.01
================================================================================================
Net Asset Value -- End of Period                                                $          13.84
================================================================================================

TOTAL RETURN                                                                          (3.68%)(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                      $              1
Ratio of Expenses to Average Net Assets(c)                                              3.00%(d)
Ratio of Net Investment Loss to Average Net Assets                                    (0.71%)(d)
Portfolio Turnover Rate                                                                   36%(e)

(a) From December 14, 2000, since inception of Class K, to May 31, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(d) Annualized
(e) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended May 31, 2001.

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                           PERIOD
                                                                            ENDED
                                                 YEAR ENDED MAY 31         MAY 31             YEAR ENDED AUGUST 31
---------------------------------------------------------------------------------------------------------------------
                                                  2001          2000      1999(a)        1998        1997        1996
PER SHARE DATA
Net Asset Value -- Beginning of Period     $     27.74   $     32.37 $      28.16 $     27.77 $     22.60 $     20.95
=====================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.55          0.81         0.60        0.83        0.77        0.73
Net Gains (Losses) on Securities
  (Both Realized and Unrealized)                (0.29)        (3.47)         5.03        0.87        5.26        1.78
=====================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  0.26        (2.66)         5.63        1.70        6.03        2.51
=====================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)           0.55          0.81         0.60        0.83        0.77        0.73
Distributions from Capital Gains                  0.70          1.16         0.82        0.48        0.09        0.13
=====================================================================================================================
TOTAL DISTRIBUTIONS                               1.25          1.97         1.42        1.31        0.86        0.86
=====================================================================================================================
Net Asset Value -- End of Period           $     26.75   $     27.74 $      32.37 $     28.16 $     27.77 $     22.60
=====================================================================================================================

TOTAL RETURN                                     1.08%       (8.29%)    20.27%(c)       6.02%      27.01%      12.06%

RATIOS
Net Assets -- End of Period ($000 Omitted) $ 1,462,543   $ 2,326,899 $ 3,418,746  $ 2,561,016 $ 1,845,594 $ 1,032,151
Ratio of Expenses
  to Average Net Assets(d)(e)                    1.27%         1.00%     0.83%(f)       0.79%       0.86%       0.89%
Ratio of Net Investment Income
  to Average Net Assets(e)                       1.98%         2.60%     2.61%(f)       2.82%       3.11%       3.44%
Portfolio Turnover Rate                            76%           49%        7%(c)         17%          4%         10%

(a) From September 1, 1998 to May 31, 1999, the Fund's current fiscal year end.
(b) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the years ended May 31, 2001 and 2000 and for the period ended May 31, 1999.
(c) Based on operations for the period shown, and accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended May 31, 1999 and for the year ended August 31, 1998. If such expenses had not be voluntarily absorbed, ratio of expenses to average net assets would have been 0.84% (annualized) and 0.80%, respectively, and ratio of net investment income to average net assets would have been 2.60% (annualized) and 2.81%, respectively.
(f) Annualized

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND -- CLASS C
------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     YEAR                 PERIOD
                                                                    ENDED                  ENDED
                                                                   MAY 31                 MAY 31
------------------------------------------------------------------------------------------------
                                                                     2001                2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                   $          27.30       $          26.71
================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                0.43                   0.29
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                                   (0.94)                   0.87
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                   (0.51)                   1.16
================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                 0.02                   0.57
Distributions from Capital Gains                                     0.70                   0.00
================================================================================================
TOTAL DISTRIBUTIONS                                                  0.72                   0.57
================================================================================================
Net Asset Value -- End of Period                         $          26.07       $          27.30
================================================================================================

TOTAL RETURN(b)                                                   (1.78%)               4.40%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)               $            334       $             10
Ratio of Expenses to Average Net Assets(d)                          2.30%               2.94%(e)
Ratio of Net Investment Income to Average Net Assets                0.84%               1.46%(e)
Portfolio Turnover Rate                                               76%                 49%(f)

(a) From February 15, 2000, since inception of Class C, to May 31, 2000.
(b) The applicable CDSC fees are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended May 31, 2000.

We're easy to stay in touch with:

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On the World Wide Web: invescofunds.com


INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado  80217-3706


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